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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                          USS RECEIVABLES COMPANY, LTD.

                    UNITED STATIONERS FINANCIAL SERVICES LLC,

                                  as Servicer,

                                FIFTH THIRD BANK,

                    as Administrator and Committed Purchaser,

                                       and

                              JPMORGAN CHASE BANK,

                                   as Trustee

                                   ----------

                            SERIES 2004-1 SUPPLEMENT

                           Dated as of March 26, 2004

                                       to

                           SECOND AMENDED AND RESTATED

                                POOLING AGREEMENT

                           Dated as of March 28, 2003

                                   ----------

                   UNITED STATIONERS RECEIVABLES MASTER TRUST

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                                TABLE OF CONTENTS

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TABLE OF CONTENTS

ARTICLE I    DEFINITIONS.................................................................1

     SECTION 1.1    Definitions..........................................................1

ARTICLE II   DESIGNATION OF CERTIFICATES; PURCHASE AND SALE OF..........................20

     SECTION 2.1    Designation.........................................................21

     SECTION 2.2    The Series 2004-1 Interests.........................................21

     SECTION 2.3    Purchases of Interests in the VFC Certificates......................21

     SECTION 2.4    Delivery............................................................22

     SECTION 2.5    Procedure for Initial Issuance and for Increasing the Series
                    2004-1 Invested Amount..............................................22

     SECTION 2.6    [Reserved]..........................................................24

     SECTION 2.7    Procedure for Decreasing the Series 2004-1 Invested Amount;
                    Optional Termination................................................24

     SECTION 2.8    Reduction of the Purchase Limit.....................................25

     SECTION 2.9    Interest, Fees......................................................25

     SECTION 2.10   Indemnification by the Company and the Servicer.....................26

ARTICLE III  ARTICLE III OF THE AGREEMENT...............................................29

ARTICLE IV   DISTRIBUTIONS AND REPORTS..................................................33

ARTICLE V    ADDITIONAL EARLY AMORTIZATION EVENTS.......................................34

     SECTION 5.1    Additional Early Amortization Events................................34

ARTICLE VI   SERVICING FEE..............................................................38

     SECTION 6.1    Servicing Compensation..............................................38

ARTICLE VII  CHANGE IN CIRCUMSTANCES....................................................38

     SECTION 7.1    Illegality..........................................................38

     SECTION 7.2    Increased Costs.....................................................38

     SECTION 7.3    Taxes...............................................................39

     SECTION 7.4    Break Funding Payments..............................................41

     SECTION 7.5    Mitigation Obligations..............................................41

ARTICLE VIII REPRESENTATIONS AND WARRANTIES, COVENANTS..................................42
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                                TABLE OF CONTENTS
                                   (continued)

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     SECTION 8.1    Representations and Warranties of the Company and the Servicer......42

     SECTION 8.2    Covenants of the Company and the Servicer...........................42

     SECTION 8.3    Covenants of the Servicer...........................................43

     SECTION 8.4    Obligations Unaffected..............................................43

ARTICLE IX   CONDITIONS PRECEDENT.......................................................44

     SECTION 9.1    Conditions Precedent to Effectiveness of Supplement.................44

ARTICLE X    [RESERVED].................................................................47

ARTICLE XI   MISCELLANEOUS..............................................................47

     SECTION 11.1   Ratification of Agreement...........................................47

     SECTION 11.2   GOVERNING LAW.......................................................47

     SECTION 11.3   Further Assurances..................................................48

     SECTION 11.4   Payments............................................................48

     SECTION 11.5   Costs and Expenses..................................................48

     SECTION 11.6   No Waiver, Cumulative Remedies......................................48

     SECTION 11.7   Amendments..........................................................49

     SECTION 11.8   Severability........................................................50

     SECTION 11.9   Notices.............................................................50

     SECTION 11.10  Successors and Assigns..............................................51

     SECTION 11.11  Securities Laws; Assignments........................................51

     SECTION 11.12  [Reserved]..........................................................52

     SECTION 11.13  Counterparts........................................................52

     SECTION 11.14  No Bankruptcy Petition..............................................52

     SECTION 11.15  Committed Purchaser's Liabilities...................................53

     SECTION 11.16  Recourse to the Company.............................................53
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EXHIBITS

Exhibit A         VFC Certificate, Series 2004-1
Exhibit B         Form of [Assignment] [Participation] Certification
Exhibit C         Form of Notice of Increase
Exhibit D         Form of Monthly Settlement Statement
Exhibit E         Form of Commitment Transfer Supplement

SCHEDULES

Schedule 1        Commitments

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          SERIES 2004-1 SUPPLEMENT, dated as of March 26, 2004 (as amended, supplemented or otherwise modified from time to time, this ("SUPPLEMENT"), among USS Receivables Company, Ltd., a Cayman Islands limited liability company (the "COMPANY"), United Stationers Financial Services LLC ("USFS"), as servicer (except where otherwise noted) (in such capacity, the "SERVICER"), Fifth Third Bank (Chicago), a national banking association ("FIFTH THIRD" and, including its successors and assigns, the "COMMITTED PURCHASER" and, in its capacity as administrator for the Fifth Third Conduit Program, the "ADMINISTRATOR"), and JPMorgan Chase Bank, in its capacity as Trustee (the "TRUSTEE") under the Agreement (as defined below).

                              W I T N E S S E T H:
                               - - - - - - - - - -

          WHEREAS, the Company, the Servicer and the Trustee (formerly known as Bank One, NA) have entered into a Second Amended and Restated Pooling Agreement, dated as of March 28, 2003 (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT"; capitalized terms used herein and not otherwise defined are used as defined in the Agreement);

          WHEREAS, the Agreement provides, among other things, that the Company, the Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance on behalf of the Trust by the Company for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates; and

          WHEREAS, the Company, the Servicer, the Trustee, the Committed Purchaser and the Administrator wish to supplement the Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.1 DEFINITIONS. (a) The following words and phrases shall have the following meanings with respect to Series 2004-1 and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "ACCRUAL PERIOD" shall mean the period from and including a Distribution Date, or, in the case of the initial Accrual Period, the Issuance Date, to but excluding the succeeding Distribution Date.

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          "ACCRUED EXPENSE AMOUNT" shall mean, for each Business Day during an
Accrual Period, the sum of (i) the Daily Interest Deposit for such Business Day,
(ii) the Daily Commitment Fee Deposit for such Business Day, (iii) the Daily Utilization Fee Deposit for such Business Day, (iv) the Daily Servicing Fee Deposit for such Business Day and (v) all Program Costs which have accrued since the preceding Business Day.

          "ADDITIONAL INTEREST" shall have the meaning assigned in subsection 3A.4(c).

          "ADMINISTRATOR" shall have the meaning specified in the introductory paragraph hereto.

          "AFFECTED PARTY" means any of the Committed Purchaser, any Liquidity Purchaser, the Administrator, any other Program Support Provider and their respective Affiliates.

          "AGENT" shall mean, for purposes of this Supplement and the Agreement, the Administrator.

          "AGGREGATE COMMITMENT AMOUNT" for purposes of any calculation under any Transaction Document referring to the "Commitment" amount under this Supplement, shall mean the Purchase Limit.

          "ALLOCATED RECEIVABLES AMOUNT" shall mean the Series 2004-1 Allocated Receivables Amount.

          "ALTERNATE RATE" shall mean, for any Rate Period for any Funding Tranche, an interest rate PER ANNUM equal to: (a) the Applicable Margin PER ANNUM plus the Euro-Rate for such Rate Period, or, in the sole discretion of the Administrator (b) the Base Rate for such Rate Period as determined each day in such Rate Period; PROVIDED, HOWEVER, that the "Alternate Rate" for any day while an Early Amortization Event exists shall be an interest rate equal to 2.00% per annum above the Base Rate in effect on such day.

          "APPLICABLE MARGIN" shall mean on any date of determination, for each Eurodollar Tranche, the sum of (i) the "Applicable Margin" (as defined in the Credit Agreement) then in effect for "Eurodollar Advances" (as defined in the Credit Agreement), plus (ii) .25% per annum.

          "ASSIGNMENT/PARTICIPATION CERTIFICATION" shall mean an assignment or participation certification, as the case may be, in substantially the form of Exhibit B hereto.

          "BASE RATE" shall mean, for any day, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher:

          (a) the rate of interest in effect for such day as publicly announced from time to time by Fifth Third in Cincinnati, Ohio as its "prime rate." Such "prime rate" is set by Fifth Third based upon various factors, including Fifth Third's costs and desired return, general

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economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate, and

          (b)  0.50% per annum above the latest Federal Funds Rate.

          "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States.

          "CAPITALIZED LEASE OBLIGATIONS" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

          "CHANGE IN LAW" shall mean (a) the adoption of any law, rule or regulation after the Issuance Date, (b) any change in law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Issuance Date, (c) compliance by any Person with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Issuance Date or (d) any adoption of any generally accepted accounting standard or any change therein or in the interpretation or application thereof.

          "CLAIM" shall have the meaning assigned in subsection 2.10(a).

          "COMMERCIAL PAPER" shall mean the promissory notes issued or to be issued by the Fifth Third Conduit Program in the commercial paper market.

          "COMMITMENT EXPIRY DATE" shall mean March 25, 2005 (as may be extended for an additional 364 days from time to time in writing by the Committed Purchaser and the Administrator in their sole discretion).

          "COMMITMENT FEE" shall have the meaning assigned in subsection 2.9(b).

          "COMMITMENT FEE RATE" shall have the meaning assigned in the Fee
Letter.

          "COMMITMENT PERIOD" shall mean the period commencing on the Issuance Date and terminating on the Commitment Termination Date.

          "COMMITMENT TERMINATION DATE" shall mean the earlier to occur of (i) the date on which the Purchase Limit has been reduced to zero pursuant to
Section 2.8 of this Supplement, and (ii) the Commitment Expiry Date.

          "COMMITMENT TRANSFER SUPPLEMENT" shall have the meaning assigned in subsection 11.11(b).

          "COMPANY" shall have the meaning specified in the introductory paragraph hereto.

          "COMMITTED PURCHASER" shall have the meaning specified in the introductory paragraph hereto.

          "CONSOLIDATED CAPITAL EXPENDITURES" shall mean for USI and its Subsidiaries (other than TOPCO), with reference to any period, calculated on a consolidated basis for such period and without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of USI and its Subsidiaries prepared in accordance with GAAP, excluding (i) expenditures of insurance proceeds to rebuild or replace any asset after a casualty loss, (ii) leasehold improvement expenditures for which USI or a Subsidiary is reimbursed by the lessor, sublessor or sublessee, (iii) expenditures of Net Cash Proceeds of any asset sale permitted under Section 6.12 of the Credit Agreement, and (iv) with respect to any Permitted Acquisition, (a) the Purchase Price thereof and
(b) any Capital Expenditures expended by the seller or entity to be acquired in any Permitted Acquisition prior to the date of such Permitted Acquisition and not in contemplation of such Permitted Acquisition.

          "CONSOLIDATED EBITDA" means, with respect to any period, Consolidated Net Income for such period plus, to the extent deducted from revenues in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) losses attributable to equity in Affiliates, (vi) non-cash charges related to employee compensation and (vii) any extraordinary non-cash or nonrecurring non-cash charges or losses incurred other than in the ordinary course of business, minus, to the extent included in Consolidated Net Income for such period, any extraordinary non-cash or nonrecurring non-cash gains realized other than in the ordinary course of business, all calculated for USI and its Subsidiaries (other than TOPCO) on a consolidated basis.

          "CONSOLIDATED FUNDED INDEBTEDNESS" means, at any time, with respect to any Person, without duplication, the sum of (i) the aggregate dollar amount of Consolidated Indebtedness for borrowed money owing by such Person or for which such Person is liable which has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time, plus (ii) the aggregate undrawn amount of all standby letters of credit at such time for which such Person or any of its Subsidiaries is the account party or is otherwise liable (other than standby letters of credit in an amount up to $10,000,000 issued to support worker's compensation obligations of the Credit Parties (as defined in the Credit Agreement) and other than letters of credit supporting any other component of this definition), plus (iii) the aggregate principal component of Capitalized Lease Obligations owing by such Person and its Subsidiaries on a consolidated basis or for which such Person or any of its Subsidiaries is otherwise liable, plus (iv) all Off-Balance Sheet Liabilities of such Person and its Subsidiaries on a consolidated basis, plus (v) all Disqualified Stock of such Person and its Subsidiaries on a consolidated basis.

          "CONSOLIDATED INDEBTEDNESS" means at any time, with respect to any Person, the Indebtedness of such Person and its Subsidiaries calculated on a consolidated basis as of such time.

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          "CONSOLIDATED INTEREST EXPENSE" means, with reference to any period, the interest expense of USI and its Subsidiaries calculated on a consolidated basis for such period (net of interest income), including, without limitation, yield or any other financing costs resembling interest which are payable under any Receivables Purchase Facility.

          "CONSOLIDATED NET INCOME" means, with reference to any period, the net income (or loss) of USI and its Subsidiaries (other than TOPCO) calculated on a consolidated basis for such period and on a FIFO basis of inventory valuation.

          "CONSOLIDATED NET WORTH" means at any time, with respect to any Person, the consolidated stockholders' equity of such Person and its Subsidiaries calculated on a consolidated basis and on a FIFO basis of inventory valuation as of such time.

          "CONSOLIDATED RENTALS" means, with reference to any period, the rental expense (net of rental income) of USI and its Subsidiaries in respect of Operating Leases, but excluding rental expense for any extension thereof for a period shorter than twelve months, calculated on a consolidated basis for such period; provided that rental expense in respect of all non-real property rentals shall be the amount as set forth on the compliance certificate most recently delivered to the Administrator under the Credit Agreement pursuant to Section
6.1.3 of the Credit Agreement in connection with the most recent annual financial statements of USI delivered pursuant to Section 6.1.1 of the Credit Agreement (and for the period prior to the delivery of the first such compliance certificate, the amount set forth on the compliance certificate delivered pursuant to Section 4.1.5 of the Credit Agreement).

          "CONTROLLED GROUP" shall mean all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with USI or any of its Subsidiaries, are treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code.

          "CP RATE" for any Rate Period for any Funding Tranche means a rate calculated in good faith by the Administrator equal to: (a) the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper of the Fifth Third Conduit Program on each day during the related Accrual Period have been outstanding; PROVIDED, that if such rate(s) is (are) a discount rate(s), then the CP Rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate(s) to an interest-bearing equivalent rate plus (b) the commissions and charges charged by such placement agent or commercial paper dealer with respect to such Commercial Paper, expressed as a percentage of the face amount of such Commercial Paper and converted to an interest-bearing equivalent rate per annum. Notwithstanding the foregoing, the "CP Rate" for any day while an Early Amortization Event exists shall be an interest rate equal to 2% above the Base Rate in effect on such day. In lieu of the foregoing, if the Company shall request any Increase (i) during any period of time determined by the Administrator in its sole discretion to result in an incrementally higher CP Rate applicable to such Increase or (ii) for which the Company requests a specific maturity of Commercial Paper, and as to which Rate Period the Administrator approves in its sole discretion,

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that shall result in a CP Rate related solely to such Commercial Paper, the
Series 2004-1 Invested Amount associated with any such Increase shall, during such period, be deemed to be funded by the Fifth Third Conduit Program in a special Funding Tranche (which may include capital associated with other receivable purchase facilities) for purposes of determining such CP Rate applicable only to such special pool and charged each day during such period against such Series 2004-1 Invested Amount, provided that, during the term of this Supplement, there may be only one special Funding Tranche outstanding at any one time.

          "CP TRANCHE" shall mean a Funding Tranche that accrues interest at the CP Rate.

          "DAILY COMMITMENT FEE DEPOSIT" shall mean, for any Business Day, an amount equal to (i) the amount of Daily Commitment Fee Expense for each day since the preceding Business Day plus (ii) the aggregate amount of all previously accrued Daily Commitment Fee Expense that has not yet been deposited in the Series 2004-1 Collection Sub-account.

          "DAILY COMMITMENT FEE EXPENSE" shall mean, (i) during the Series 2004-1 Revolving Period, for any day in any Accrual Period, the product of (A) the excess of 102% of the Purchase Limit over the Series 2004-1 Purchaser Invested Amount of the Committed Purchaser on such day multiplied by (B) the Commitment Fee Rate divided by 360.

          "DAILY INTEREST DEPOSIT" shall mean, for any Business Day, an amount equal to (i) the amount of Daily Interest Expense for each day since the preceding Business Day PLUS (ii) the aggregate amount of a previously accrued Daily Interest Expense that has not yet been deposited in the Series 2004-1 Collection Sub-account PLUS (iii) the aggregate amount of all Additional Interest for each day since the preceding Business Day.

          "DAILY INTEREST EXPENSE" shall mean for each day in an Accrual Period, the sum of: (i) for each CP Tranche outstanding on such day, the product of (A) the portion of the Series 2004-1 Funded Amount allocated to such Funding Tranche on such day and (B) the "estimated CP Rate" (which shall be the CP Rate in effect for the preceding Accrual Period (or, in the case of the initial Accrual Period, the CP Rate specified by the Administrator by notice to the Servicer on or prior to the Closing Date)/360) PLUS (ii) for each Floating Tranche outstanding on such day, the product of (A) the portion of the Series 2004-1 Funded Amount allocated to such Floating Tranche on such day and (B) the Base Rate in effect on such day (or, if such day is after the delivery of the calculation of Series 2004-1 Monthly Interest to the Servicer for any Accrual Period, the Base Rate in effect on the date of such delivery)/365 or 366, as applicable, PLUS (iii) for each Eurodollar Tranche outstanding on such day, the product of (A) the portion of the Series 2004-1 Funded Amount allocable to such Eurodollar Tranche on such day and (y) the Euro-Rate in effect for such Accrual Period/360.

          "DAILY SERVICING FEE DEPOSIT" shall mean, for any Business Day, an amount equal to (i) the amount of Daily Servicing Fee Expense for each day since the preceding Business Day PLUS (ii) the aggregate amount of all previously accrued Daily Servicing Fee Expense that has not yet been deposited in the Series 2004-1 Collection Sub-account.

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

          "DAILY SERVICING FEE EXPENSE" shall mean, for any day in any Accrual Period the Series 2004-1 Interests' PRO RATA portion (determined in accordance with Section 6.1) of the Servicing Fee accruing for such day.

          "DAILY UTILIZATION FEE DEPOSIT" shall mean, for any day in an Accrual Period, an amount equal to (i) the amount of Daily Utilization Fee Expense for each day since the preceding Business Day PLUS (ii) the aggregate amount of all previously accrued Daily Utilization Fee Expense that has not yet been deposited in the Series 2004-1 Collection Sub-account.

          "DAILY UTILIZATION FEE EXPENSE" shall mean for any day in any Accrual Period, the product of (A) the Series 2004-1 Funded Amount on such day multiplied by (B) the Utilization Fee Rate divided by 360 and (ii) for any day thereafter, zero.

          "DECREASE" shall have the meaning assigned in subsection 2.7(a).

          "DEFAULT FEE" shall mean, for any day occurring after the occurrence of an Early Amortization Event described in Section 5.1(a) (after giving effect to any grace period set forth in such Section)to but excluding the day on which such Early Amortization Event is cured or waived in accordance with the terms hereof, an amount equal to the product of (x) the Base Rate plus 2%, multiplied by (y) the aggregate of all amounts outstanding hereunder and payable by the Company or the Servicer, divided by (z) 365 (or 366, as the case may be).

          "DEFAULT RATIO" shall mean, as of the last day of any Accrual Period, a ratio (expressed as a percentage) equal to the quotient of (a) the sum of, without duplication, (i) the aggregate outstanding Principal Amount of all Receivables which are unpaid in whole or in part for more than 60 days but less than 91 days after their respective due dates on such day and (ii) the aggregate amount of Receivables that became Charged-Off Receivables during such Accrual Period; and (b) the aggregate sales of the Sellers during the Accrual Period that ended three months prior to such Accrual Period.

          "DELINQUENCY RATIO" shall mean, as of the last day of any Accrual Period, a ratio (expressed as a percentage) equal to the quotient of (a) the sum of (i) the aggregate outstanding Principal Amount of all Receivables which are unpaid in whole or in part for more than 60 days after their respective due dates on such day and (ii) the aggregate outstanding Principal Amount of all Disputed Receivables on such day, divided by (b) the aggregate outstanding Principal Amount of all Receivables on such day.

          "DILUTION HORIZON RATIO" shall mean, as of the last day of any calendar month, a ratio equal to (i) the aggregate gross sales of the Sellers during the calendar month then most recently ended divided by (ii) the Aggregate Receivables Amount plus the Aggregate Overconcentration Amount.

          "DILUTION PERCENTAGE" shall mean as of the last day of any calendar month, a percentage equal to:

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               [[2.0 x ED] + [(DS - ED) x DS DIVIDED BY ED]] x DHR

          where:

          ED        =    the Expected Dilution Ratio at such time

          DS        =    the Dilution Spike Ratio at such time

          DHR       =    the Dilution Horizon Ratio at such time

          "DILUTION SPIKE RATIO" shall mean, as of the last day of any calendar month, the highest monthly Dilution Ratio calculated as of the last day of each of the twelve calendar months then most recently ended.

          "DILUTION RATIO" shall mean, as of the last day of each Accrual Period, an amount (expressed as a percentage) equal to (i) the aggregate amount of Dilution Adjustments (excluding the sum of all VCD rebates related to any Receivable) made during such Accrual Period, divided by (ii) the aggregate gross sales of the Sellers during such Accrual Period.

          "DILUTION RESERVE" shall mean, on any date, an amount equal to the Dilution Percentage multiplied by the Aggregate Receivables Amount as of the close of business of the Servicer on such date.

          "DISCOUNT" shall mean for each Rate Period and each Funding Tranche:

          (a) for any Funding Tranche for any Rate Period to the extent the Committed Purchaser will be funding such Funding Tranche during such Rate Period through the issuance of Commercial Paper:

          CPR x C x ED/360

          (b) for any Funding Tranche for any Rate Period to the extent the Committed Purchaser will not be funding such Funding Tranche during such Rate Period through the issuance of Commercial Paper:

          AR x C x ED/Year

          where:

          AR        =    the Alternate Rate for the Funding Tranche for such
                         Rate Period,

          C         =    the Series 2004-1 Funded Amount allocated to the
                         Funding Tranche during such Rate Period,

          CPR       =    the weighted average CP Rate for the Funding Tranche
                         for such Rate Period,

          ED        =    the actual number of days on which such Funding Tranche
                         remained outstanding during such Rate Period, and

          Year      =    if such Funding Tranche is funded based upon: (i) the
                         Euro-Rate, 360 days, and (ii) the Base Rate, 365 or 366 days, as applicable;

          PROVIDED, that no provision of this Supplement shall require the payment or permit the collection of Discount in excess of the maximum permitted by applicable law; and PROVIDED FURTHER, that Discount for the Funding Tranche shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

          "EARLY AMORTIZATION EVENT" shall have the meanings assigned in Section
5.1 of this Supplement and Section 7.1 of the Agreement.

          "EARLY AMORTIZATION PERIOD" shall have the meaning assigned in Section
5.1 of this Supplement and Section 7.1 of the Agreement.

          "EFFECTIVE DATE" shall have the meaning assigned in Section 9.1.

          "EURO-RATE" shall mean with respect to any Rate Period, the interest rate per annum determined by the Administrator by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum)
(i) the rate of interest determined by the Administrator in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank market offered rates for U.S. dollars quoted by the British Bankers' Association ("BBA") as set forth on Dow Jones Markets Service (formerly known as Telerate) (or appropriate successor or, if BBA or its successor ceases to provide display page 3750 (or such other display page on the Dow Jones Markets Service system as may replace display page 3750) at or about 11:00 a.m. (London time) on the Business Day which is two (2) Business Days prior to the first day of such Rate Period for an amount comparable to the Funding Tranche to be funded at the Alternate Rate and based upon the Euro-Rate during such Rate Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                      Average of London interbank offered rates quoted by BBA as shown on Dow Jones Markets Service display page 3750 or appropriate successor
          Euro-Rate = ----------------------------------------------------------
                      1.00 - Euro-Rate Reserve Percentage

where "Euro-Rate Reserve Percentage" means, the maximum effective percentage in effect on such day as prescribed by the Board (or any successor) for determining the reserve requirements (including without limitation, supplemental, marginal, and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities"). The Euro-

Rate shall be adjusted with respect to any Funding Tranche funded at the Alternate Rate and based upon the Euro-Rate that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrator shall give prompt notice to the Servicer of the Euro-Rate as determined or adjusted in accordance herewith (which determination shall be conclusive absent manifest error).

          "EURODOLLAR TRANCHE" shall mean each Funding Tranche that accrues interest at the Euro-Rate.

          "EXCLUDED TAXES" shall mean, with respect to the Administrator, any Purchaser or any other recipient of any payment to be made by or on account of any increased obligation of the Company hereunder, (a) income or franchise taxes imposed on (or measured by) its net income (i) by the United States of America, or (ii) by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located, managed or controlled, or, in the case of any Alternate Investor, in which its applicable lending office is located, or (iii) by reason of any connection between the jurisdiction imposing such tax and the Administrator, such recipient or such office other than a connection arising solely from this Supplement or any other Transaction Document or any transaction hereunder or thereunder, and (b) any branch profits imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Company is located.

          "EXPECTED DILUTION RATIO" shall mean, as of the last day of any calendar month, the average Dilution Ratio in respect of the twelve months then most recently ended.

          "FACILITY TERMINATION DATE" shall mean the earliest to occur of: (a) the Commitment Termination Date, (b) the date on which the Early Amortization Period is declared to commence or automatically commences, (c) the Optional Termination Date, (d) the date on which the commitment of the Liquidity Purchasers terminates under the Liquidity Agreement and (e) the Company's failure to cause the amendment or modification of any Transaction Document or related opinion as required by Moody's or Standard & Poor's, which failure shall continue for 30 days after such amendment is initially proposed.

                  "FEDERAL FUNDS RATE" shall mean, for any day, the per annum rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)." If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate." If on any relevant day the appropriate rate is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Administrator of the rates for the last transaction in overnight Federal funds arranged before 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrator.

          "FEE LETTER" shall mean, the Fee Letter, dated as of the date hereof, among the Company, the Administrator and the Committed Purchaser.

          "FIFTH THIRD CONDUIT PROGRAM" shall mean Fountain Square Commercial Funding Corp. or any successor conduit program administered by the Committed Purchaser.

          "FINANCING" shall mean, with respect to any Person, the issuance, assumption, incurrence or sale by such Person of any Indebtedness (other than Indebtedness described in Section 6.14.1 through 6.14.10 of the Credit Agreement, any Indebtedness incurred under Section 6.14.11 of the Credit Agreement and described in clauses (a) or (b) of the first parenthetical thereof, and any Indebtedness incurred under Section 6.14.12 of the Credit Agreement and described in the first parenthetical thereof).

          "FIXED CHARGE COVERAGE RATIO" shall mean, with respect to any fiscal quarter of USI for the then most recently ended four fiscal quarters, the ratio of (i) Consolidated EBITDA during such period plus Consolidated Rentals during such period minus Consolidated Capital Expenditures during such period (provided that Capitalized Lease Obligations shall be deducted only to the extent of payments actually made during such period) to (ii) Consolidated Interest Expense paid in cash during such period plus scheduled amortization of the principal portion of Consolidated Indebtedness during such period (other than (i) amounts owing in connection with Receivables Purchase Facilities permitted under the Credit Agreement and (ii) scheduled term loan payments under the Existing Credit Agreement and scheduled principal payments in respect of any industrial development/revenue bonds of USI or any of its Subsidiaries in each case paid prior to March 21, 2003) plus Consolidated Rentals for such period plus income taxes paid in cash during such period plus all dividends and distributions paid by USI during such period (other than the "Permitted Share Repurchase Amount" for such period), all calculated for USI and its Subsidiaries (other than TOPCO) on a consolidated basis; provided that the Fixed Charge Coverage Ratio shall be calculated, with respect to Permitted Acquisitions, on a pro forma basis reasonably satisfactory to the Administrator under the Credit Agreement, broken down by fiscal quarter in USI's reasonable judgment.

          "FLOATING TRANCHE" shall mean, a Funding Tranche that accrues interest at the Base Rate.

          "FUNDING TRANCHE" shall have the meaning assigned in subsection
3A.4(a).

          "INCREASE" shall have the meaning assigned in subsection 2.5(a).

          "INCREASE AMOUNT" shall have the meaning assigned in subsection
2.5(a).

          "INCREASE DATE" shall have the meaning assigned in subsection 2.5(a).

          "INDEMNIFIED TAXES" shall mean Taxes other than Excluded Taxes.

          "INITIAL SERIES 2004-1 INVESTED AMOUNT" shall have the meaning assigned in subsection 2.5(a).

          "INTEREST SHORTFALL" shall have the meaning assigned in subsection 3A.4(c).

          "INVESTED PERCENTAGE" shall mean, with respect to any Business Day (i) during the Series 2004-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 2004-1 Invested Amount as of the end of the immediately preceding Business Day and the denominator of which is the difference between (x) the Aggregate Receivables Amount with respect to such Business Day and (y) the Aggregate Target Receivables Amount with respect to such Business Day and (ii) during the Series 2004-1 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 2004-1 Invested Amount as of the end of the last Business Day of the Series 2004-1 Revolving Period and the denominator of which is the difference between (x) the Aggregate Receivables Amount with respect to such Business Day and (y) Aggregate Target Receivables Amount with respect to such Business Day.

          "ISSUANCE DATE" shall have the meaning assigned in subsection 2.5(a).

          "LEVERAGE RATIO" shall mean, the ratio of (i) Consolidated Funded Indebtedness to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters. The Leverage Ratio shall be calculated as of the last day of each fiscal quarter of USI based upon (a) for Consolidated Funded Indebtedness, Consolidated Funded Indebtedness as of the last day of each such fiscal quarter and (b) for Consolidated EBITDA, the actual amount as of the last day of each fiscal quarter for the most recently ended four consecutive fiscal quarters; provided that the Leverage Ratio shall be calculated, with respect to Permitted Acquisitions, on a pro forma basis reasonably satisfactory to the administrative agent under the Credit Agreement, broken down by fiscal quarter in USI's reasonable judgment.

          "LIQUIDITY AGREEMENT" shall mean a liquidity agreement, if any, entered into after the date hereof between the Liquidity Purchasers from time to time party thereto, the Committed Purchaser and Fifth Third, as Administrator and liquidity agent for the Liquidity Purchasers, as the same may be amended, supplemented or otherwise modified from time to time.

          "LIQUIDITY PURCHASER" shall mean each bank or other institutions party to the Liquidity Agreement, if any.

          "LOSS HORIZON RATIO" shall mean, as of any date, a ratio equal to (i) the aggregate gross sales of the Sellers during the three most recently ended calendar months divided by (ii) the Aggregate Receivables Amount as of such date, plus the Aggregate Overconcentration Amount as of such date.

          "LOSS PERCENTAGE" shall mean, at any time, a percentage equal to the greater of (i) 2.00 multiplied by the Loss Ratio multiplied by the Loss Horizon Ratio and (ii) the Loss Reserve Floor.

          "LOSS RATIO" shall mean, on any date, the greatest three-month average Default Ratio as calculated for each of the twelve most recently ended calendar months.

          "LOSS RESERVE" shall mean, on any date, an amount equal to the Loss Percentage multiplied by the Aggregate Receivables Amount as of the close of business of the Servicer on such date.

          "LOSS RESERVE FLOOR" shall mean 10%.

          "MONTHLY INTEREST PAYMENT" shall have the meaning assigned in subsection 3A.6(a).

          "MULTIEMPLOYER PLAN" shall mean a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, which is covered by Title IV of ERISA and to which USI or any member of the Controlled Group is obligated to make contributions.

          "NET CASH PROCEEDS" means, with respect to any sale of property or any Financing by any Person, (a) cash (freely convertible into Dollars) received by such Person or any Subsidiary of such Person from such sale of property or Financing, after (i) provision for all income or other taxes measured by or resulting from such sale of property, (ii) payment of all reasonable brokerage commissions and other fees and expenses related to such sale of property or Financing, and (iii) all amounts used to repay Indebtedness secured by a Lien on any asset disposed of in such sale of property which is or may be required (by the express terms of the instrument governing such Indebtedness or by the purchaser of such property) to be repaid in connection with such sale of property (including payments made to obtain or avoid the need for the consent of any holder of such Indebtedness).

          "OFF-BALANCE SHEET LIABILITY" of a Person means, without duplication, the principal component of (i) any Receivables Purchase Facility or any other repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person (other than the sale or disposition in the ordinary course of business of accounts or notes receivable in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables)) or (ii) any liability under any so-called "synthetic lease" or "tax ownership operating lease" transaction entered into by such Person; provided that "Off-Balance Sheet Liabilities" shall not include the principal component of the foregoing if such principal component (a) is otherwise reflected as a liability on such Person's consolidated balance sheet or (b) is deducted from revenues in determining such Person's consolidated net income but is not thereafter added back in calculating such Person's Consolidated EBITDA.

          "OPERATING LEASE" of a Person means any lease of property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

          "OPTIONAL TERMINATION DATE" shall have the meaning assigned in subsection 2.7(d).

          "OPTIONAL TERMINATION NOTICE" shall have the meaning assigned in subsection 2.7(d).

          "ORIGINAL SUPPLEMENT" shall have the meaning assigned in the preamble hereto.

          "OTHER TAXES" shall mean any and all current or future stamp or documentary taxes or other excise or property taxes, charges or similar levies arising from any payment made under the Transaction Documents or from the execution, delivery or enforcement of, or otherwise with respect to, any Transaction Document.

          "PAYMENT TERMS FACTOR" shall mean 1.017.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

          "PERMITTED ACQUISITION" shall mean an Acquisition permitted by Section
6.13.5 of the Credit Agreement.

          "PERMITTED SHARE REPURCHASE AMOUNT" shall mean the aggregate amount of all distributions made by USSC to USI and the aggregate amount of all capital stock of USI redeemed, repurchased, acquired or retired by USI, from and after March 21, 2003, calculated as of the date such distribution is made, up to the greater of (a) $50,000,000 and (b) an amount equal to (x) $50,000,000, plus (y) 25% of Consolidated Net Income (or minus 25% of any loss) in each fiscal quarter beginning with the fiscal quarter ending June 30, 2003.

          "PLAN" means an employee pension benefit plan, excluding any Multiemployer Plan, which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which USI or any member of the Controlled Group may have any liability.

          "PROGRAM COSTS" shall mean, for any Business Day, the sum of (i) all expenses, indemnities and other amounts due and payable to any Affected Party under the Agreement or this Supplement (including, without limitation, any Article VII costs) and (ii) the product of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of the Series 2004-1 Interests) and (B) a fraction, the numerator of which is the Purchase Limit on such Business Day and the denominator of which is the sum of (x) the Aggregate Invested Amounts on such Business Day (other than the Series 2004-1 Invested Amount and the Invested Amount in respect of any variable funding certificate of any other Outstanding Series) and (y) the Aggregate Commitment Amount on such Business Day plus the Aggregate Commitment Amount for any variable funding certificate of any other Outstanding

Series; PROVIDED, HOWEVER, that the amount of Program Costs payable pursuant to subsection 3A.6(b)(iv) shall not exceed $75,000 in the aggregate in any fiscal year of the Servicer.

          "PROGRAM SUPPORT AGREEMENT" shall mean and include the Liquidity Agreement and any other agreement entered into by any Program Support Provider providing for: (a) the issuance of one or more letters of credit for the account of the Committed Purchaser, (b) the issuance of one or more surety bonds for which the Committed Purchaser is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, (c) the sale by the Committed Purchaser to any Program Support Provider of its Series 2004-1 Purchaser Invested Amount (or portions thereof or participations therein) and/or (d) the making of loans and/or other extensions of credit to the Committed Purchaser in connection with the Committed Purchaser's commercial paper program, together with any letter of credit, surety bond or other instrument issued thereunder but excluding any discretionary advance facility provided by the Administrator.

          "PROGRAM SUPPORT PROVIDER" shall mean and include any Liquidity Purchaser and any other Person (other than any customer of the Committed Purchaser) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, the Committed Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with the Committed Purchaser's commercial paper program.

          "PURCHASE LIMIT" shall mean $25,000,000 as such amount may be reduced in accordance with Section 2.8. "PURCHASE LIMIT REDUCTION" shall have the meaning assigned in subsection 2.7(a).

          "RATE PERIOD" shall mean, unless otherwise mutually agreed by the Administrator and the Company, with respect to any Funding Tranche, (i) initially the period commencing on (and including) the date of the initial purchase or funding of such Funding Tranche and ending on (but excluding) the next following Distribution Date, and (ii) thereafter, each period commencing on (and including) a Distribution Date and ending on (but excluding) the next following Distribution Date; PROVIDED, that:

          (A) any Rate Period with respect to any Funding Tranche not funded at the CP Rate which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; PROVIDED, HOWEVER, if Yield in respect of such Rate Period is computed by reference to the Euro-Rate, and such Rate Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Rate Period shall end on the next preceding Business Day;

          (B) in the case of any Rate Period for any Funding Tranche which commences before the occurrence of an Early Amortization Event and would otherwise end on a date occurring after the occurrence of an Early Amortization Event, such

          Rate Period shall end on the date of the occurrence of an Early Amortization Event and the duration of each Rate Period which commences on or after the occurrence of an Early Amortization Event shall be of such duration as shall be selected by the Administrator; and

          (C) any Rate Period in respect of which Yield is computed by reference to the CP Rate may be terminated at the election of, and upon notice thereof to the Company and the Servicer by, the Administrator any time, in which case the Funding Tranche allocated to such terminated Rate Period shall be allocated to a new Rate Period commencing on (and including) the date of such termination and ending on (but excluding) the next following Distribution Date, and shall accrue Yield at the Alternate Rate.

          "RATE TYPE" shall mean the Euro-Rate, the Base Rate or the CP Rate.

          "RATING AGENCY" and "RATING AGENCIES" shall mean Moody's, S&P and/or any other nationally recognized statistical rating organization from which a rating for the Commercial Paper was requested by the Fifth Third Conduit Program and is currently in effect.

          "RATING AGENCY CONDITION" shall mean, with respect to any action, that the Administrator and the Fifth Third Conduit Program shall have given their prior written consent to such action.

          "RECORD DATE" shall mean the first Business Day prior to each Distribution Date.

          "RECOURSE OBLIGATIONS" shall have the meaning set forth in Section 11.16.

          "REPORTED PERIOD" shall mean, with respect to Series 2004-1, each Business Day.

          "REQUIRED DOWNGRADE ASSIGNMENT PERIOD" is defined in Section 2.12(a).

          "REQUIRED NOTICE PERIOD" means two Business Days.

          "SCHEDULED REVOLVING TERMINATION DATE" shall mean the last day of the Accrual Period ending on or immediately before the Commitment Expiry Date.

          "SERIES 2004-1" shall mean Series 2004-1, the Principal Terms of which are set forth in this Supplement.

          "SERIES 2004-1 ADJUSTED INVESTED AMOUNT" shall mean, as of any date of determination, (i) the Series 2004-1 Invested Amount on such date, MINUS (ii) the amount on deposit in the Series 2004-1 Collection Sub-account on such date.

          "SERIES 2004-1 ALLOCATED RECEIVABLES AMOUNT" shall mean, on any date of determination, the product of (x) the Aggregate Receivables Amount on such day and (y) the percentage equivalent of a fraction the numerator of which is the Series 2004-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

          "SERIES 2004-1 AMORTIZATION PERIOD" shall mean the period commencing on the Business Day following the earliest to occur of (i) the date on which an Early Amortization Period is declared to commence or automatically commences,
(ii) the Optional Termination Date and (iii) the Scheduled Revolving Termination Date and ending on the earlier of (i) the date when the Series 2004-1 Invested Amount shall have been reduced to zero and all accrued interest and other amounts owing on the VFC Certificates and to the Administrator and the Committed Purchaser hereunder shall have been paid in full and (ii) the Series 2004-1 Termination Date.

          "SERIES 2004-1 COLLECTION SUBACCOUNT" shall have the meaning assigned in subsection 3A.2(a).

          "SERIES 2004-1 FUNDED AMOUNT" shall mean, as of any date of determination, the Series 2004-1 Purchaser Invested Amount of the Committed Purchaser on such date.

          "SERIES 2004-1 INTERESTS" shall mean, collectively, the VFC Certificates and the Series 2004-1 Subordinated Interest.

          "SERIES 2004-1 INVESTED AMOUNT" shall mean, as of any date of determination, the Series 2004-1 Purchaser Invested Amount of the Committed Purchaser on such date.

          "SERIES 2004-1 MONTHLY INTEREST" shall mean, for each Distribution Date, the summation of the Discount that accrued during the related Rate Period on each Funding Tranche outstanding during all or a portion of such Accrual Period.

          "SERIES 2004-1 MONTHLY PRINCIPAL PAYMENT" shall have the meaning assigned in Section 3A.5.

          "SERIES 2004-1 PERIODIC SERVICING FEE" shall have the meaning assigned in Section 6.1.

          "SERIES 2004-1 PURCHASER INVESTED AMOUNT" shall mean, with respect to the Committed Purchaser, in each case on any date of determination, an amount equal to, without duplication, (a) the aggregate initial amount paid by the Committed Purchaser for its interest in the VFC Certificate pursuant to Section 2.3, plus (b) the amount of any Increases funded by the Committed Purchaser, pursuant to Section 2.5, minus (c) the aggregate amount of any Collections and other distributions to the Committed Purchaser which are applied to reduce the amounts funded by the Committed Purchaser under the foregoing clauses (a) and
(b).

          "SERIES 2004-1 RATIO" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the sum of the Loss

Percentage, the Dilution Percentage, the Servicing and Discount Reserve Ratio, in each case, then in effect.

          "SERIES 2004-1 REQUIRED RESERVES" shall mean, as of any date of determination, an amount equal to the product of (i) the Series 2004-1 Ratio, multiplied by (ii) the Aggregate Receivables Amount at such time.

          "SERIES 2004-1 REVOLVING PERIOD" shall mean the period commencing on the Issuance Date and terminating on the Facility Termination Date.

          "SERIES 2004-1 SUBORDINATED INTEREST" shall have the meaning assigned in subsection 2.2(b).

          "SERIES 2004-1 SUBORDINATED INTEREST AMOUNT" shall mean, for any date of determination, an amount equal to (i) the Series 2004-1 Allocated Receivables Amount MINUS (ii) the Series 2004-1 Adjusted Invested Amount.

          "SERIES 2004-1 SUBORDINATED INTEREST REDUCTION AMOUNT" shall have the meaning assigned in subsection 2.7(b).

          "SERIES 2004-1 TARGET RECEIVABLES AMOUNT" shall mean, on any date of determination, the sum of (A) the Series 2004-1 Adjusted Invested Amount on such day and (B) the Series 2004-1 Required Reserves for such day.

          "SERIES 2004-1 TERMINATION DATE" shall mean the Distribution Date that occurs in March, 2005.

          "SERIES 2004-1 TRANSACTION DOCUMENTS" shall mean this Supplement, the Receivables Sale Agreements, the Intercreditor Agreement, the Agreement and the Servicing Agreement.

          "SERVICER" shall have the meaning specified in the introductory paragraph hereto.

          "SERVICING AND DISCOUNT RESERVE RATIO" shall mean 2%.

          "SUPPLEMENT" shall have the meaning specified in the introductory paragraph hereto.

          "TAXES" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "TOPCO" means The Order People Company, a Delaware corporation.

          "TRANSACTION PARTIES" shall have the meaning assigned in subsection 2.6(d).

          "TRANSFER ISSUANCE DATE" shall mean the date on which a Commitment Transfer Supplement becomes effective pursuant to the terms of such Commitment Transfer Supplement.

          "TRUSTEE" shall have the meaning specified in the introductory paragraph hereto.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

          "UNALLOCATED BALANCE" shall mean, as of any Business Day, (i) the portion of the Series 2004-1 Funded Amount allocated to any CP Tranche and (ii) the sum of (A) the portion of the Series 2004-1 Funded Amount for which interest is then being calculated by reference to the Base Rate and (B) the portion of the Series 2004-1 Funded Amount allocated to any Eurodollar Tranche the Rate Period in respect of which expires on such Business Day.

          "USI" shall mean United Stationers, Inc., a Delaware corporation.

          "USSC" shall mean United Stationers Supply Co., an Illinois corporation.

          "USSC CHANGE IN CONTROL" shall mean USI shall cease to own, directly or indirectly, 100% of the outstanding capital stock of USSC.

          "UTILIZATION FEE" shall have the meaning assigned in subsection
2.9(c).

          "UTILIZATION FEE RATE" shall have the meaning assigned in the Fee Letter.

          "VFC CERTIFICATE" shall mean a VFC Certificate, Series 2004-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

          "VFC CERTIFICATEHOLDER' shall mean the Committed Purchaser.

          "VFC CERTIFICATEHOLDERS' INTEREST" shall have the meaning assigned in subsection 2.2(a).

          (b) If any term or provision contained herein conflicts with or is inconsistent with any term, definition or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, the context otherwise requires or such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 2004-1 Interests and no other Series of Investor Certificates issued by the Trust. All capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in Section 1.1 of the Agreement.

                                   ARTICLE II

                DESIGNATION OF CERTIFICATES; PURCHASE AND SALE OF

                              THE VFC CERTIFICATES

          SECTION 2.1 DESIGNATION. The Certificates and interests created and authorized pursuant to the Agreement and this Supplement shall be divided into two Classes, which shall be designated respectively as (i) the "VFC Certificates, Series 2004-1" and (ii) an interest designated as the "Series 2004-1 Subordinated Interest."

          SECTION 2.2 THE SERIES 2004-1 INTERESTS. (a) The VFC Certificates shall represent fractional undivided interests in the Trust, including, without limitation, the right to receive (i) the Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) all other funds on deposit in the Series 2004-1 Collection Subaccounts and any subaccounts thereof (collectively, the "VFC CERTIFICATEHOLDERS' INTEREST").

          (b) The "SERIES 2004-1 SUBORDINATED INTEREST" shall be a fractional undivided interest in the Trust retained by the Company, consisting of the right to receive Collections with respect to the Receivables allocated to the VFC Certificateholders' Interest and not required to be distributed to or for the benefit of the Committed Purchaser. The Exchangeable Company Interest and any other Series of Investor Certificates outstanding shall represent the ownership interest in the remainder of the Trust not allocated pursuant hereto to the VFC Certificateholders' Interest or the Series 2004-1 Subordinated Interest.

          (c) The VFC Certificates shall be substantially in the form of Exhibit A and shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 2.4 hereof and Section
5.2 of the Agreement.

          SECTION 2.3 PURCHASES OF INTERESTS IN THE VFC CERTIFICATES.

          (a) INITIAL PURCHASE. Subject to the terms and conditions of this Supplement, including delivery of notice in accordance with Section 2.4 and 2.5,
(i) on the Issuance Date, the Committed Purchaser hereby agrees to purchase on the Issuance Date a VFC Certificate in an amount equal to the Initial Series 2004-1 Invested Amount and (ii) thereafter, the Committed Purchaser hereby agrees to maintain its VFC Certificate, subject to increase or decrease during the Series 2004-1 Revolving Period, in accordance with the provisions of this Supplement. The Company hereby agrees to maintain ownership of the Series 2004-1 Subordinated Interest, subject to increase or decrease during the Series 2004-1 Revolving Period, in accordance with the provisions of this Supplement. Payments by the Committed Purchaser in respect of the VFC Certificates shall be made in immediately available funds on the Issuance Date to the Administrator for payment to the Company.

          (b) MAXIMUM SERIES 2004-1 FUNDED AMOUNT. Notwithstanding anything to the contrary contained in this Supplement, at no time shall the Series 2004-1 Funded Amount exceed the Purchase Limit at such time.

          SECTION 2.4 DELIVERY. On the Issuance Date, the Company shall sign, on behalf of the Trust, and shall direct the Trustee in writing pursuant to Section
5.2 of the Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate a VFC Certificate in such name and such denomination and deliver such VFC Certificate to the Administrator, on behalf of the Committed Purchaser, in accordance with such written directions. The VFC Certificate shall be issued in a minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof. The Trustee shall mark on its books the actual Series 2004-1 Invested Amount and Series 2004-1 Subordinated Interest Amount outstanding on any date of determination, which, absent manifest error, shall constitute PRIMA FACIE evidence of the outstanding Series 2004-1 Invested Amount and Series 2004-1 Subordinated Interest Amount from time to time.

          SECTION 2.5 PROCEDURE FOR INITIAL ISSUANCE AND FOR INCREASING THE SERIES 2004-1 INVESTED AMOUNT. (a) Subject to subsection 2.5(c) of this Supplement, (i) on the date designated in writing as provided herein (the "ISSUANCE DATE"), the Committed Purchaser hereby agrees to purchase a VFC Certificate in accordance with Section 2.3 and (ii) on any Business Day during the Commitment Period up to eight times per calendar month, the Committed Purchaser hereby agrees that the Series 2004-1 Invested Amount may be increased by increasing its Series 2004-1 Purchaser Invested Amount (an "INCREASE"), upon the request of the Servicer or the Company on behalf of the Trust (each date on which an increase in the Series 2004-1 Invested Amount occurs hereunder being herein referred to as the "INCREASE DATE" applicable to such Increase); PROVIDED, HOWEVER, that the Servicer or the Company, as the case may be, shall have given the Administrator (with a copy to the Trustee) irrevocable written notice (effective upon receipt), substantially in the form of Exhibit C hereto, of such request no later than (i) 2:00 p.m., Cincinnati time, two Business Days prior to the Issuance Date or such Increase Date, as the case may be, in the case of any Increase Date if the Initial Series 2004-1 Invested Amount or Increase Amount is to be priced solely with reference to the CP Rate or (ii) (x) if the Initial Series 2004-1 Invested Amount or Increase Amount is to be priced solely with reference to the Base Rate, on or prior to 12:00 noon, Cincinnati time, on the Issuance Date or such Increase Date, as the case may be and (y) if all or a portion of the Initial Series 2004-1 Invested Amount or Increase Amount is to be allocated to a Eurodollar Tranche, 1:00 p.m., Cincinnati time, three Business Days prior to the Issuance Date or such Increase Date, as the case may be; PROVIDED, FURTHER, that the provisions of this subsection shall not restrict the allocations of Collections pursuant to Article III. Such notice shall state
(x) the Issuance Date or the Increase Date, as the case may be, and (y) the initial invested amount (the "INITIAL SERIES 2004-1 INVESTED AMOUNT") or, the proposed amount of such Increase (the "INCREASE AMOUNT"), as the case may be.

          (b) [Reserved].

          (c) The Committed Purchaser shall not be required to make the initial purchase of VFC Certificates on the Issuance Date or to increase its Series 2004-1 Purchaser Invested Amount on any Increase Date hereunder unless:

               (i) the related aggregate initial purchase amount or Increase Amount is equal to $1,000,000 or an integral multiple of $100,000 in excess thereof;

               (ii) after giving effect to the initial purchase amount or Increase Amount, (A) the Series 2004-1 Funded Amount would not exceed the Purchase Limit on the Issuance Date or such Increase Date, as the case may be, and (B) the Series 2004-1 Allocated Receivables Amount would not be less than the Series 2004-1 Target Receivables Amount on the Issuance Date or such Increase Date, as the case may be;

               (iii) at the time of and after giving effect to the initial purchase amount or the Increase Amount, no Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing; a

               (iv) all of the representations and warranties made by each of the Company, the Servicer, USFS and each Seller in each Transaction Document to which it is a party are true and correct in all material respects on and as of the Issuance Date or such Increase Date, as the case may be, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date);

               (v) the Servicer shall have delivered to the Administrator on or prior to such Increase Date, in form and substance satisfactory to the Administrator, all Monthly Settlement Statements as and when due under
     Section 4.2 of the Servicing Agreement, and upon the Administrator's request, the Servicer shall have delivered to the Administrator at least three days prior to such Increase, an interim Monthly Settlement Statement showing the amount of Eligible Receivables;

               (vi)   the Commitment Termination Date shall not have occurred;
     and

               (vii) the Administrator shall have received such other approvals, opinions or documents as it may reasonably request as a result of changes in circumstances or new credit information.

The Company's acceptance of funds in connection with (x) the initial purchase of VFC Certificates on the Issuance Date and (y) each Increase occurring on any Increase Date shall constitute a representation and warranty by the Company to the Committed Purchaser as of the Issuance Date or such Increase Date (except to the extent such representations and warranties are expressly made as of another date), as the case may be, that all of the conditions contained in this subsection 2.5(c) have been satisfied.

          (d) After receipt by the Administrator of the notice required by subsection 2.5(a) from the Servicer or the Company on behalf of the Trust, the Administrator shall, so long as the conditions set forth in subsections 2.5(a) and (c) are satisfied, promptly provide telephonic notice to the Committed Purchaser of the Increase Date and of the Increase Amount. The Committed Purchaser agrees to pay in immediately available funds the amount of such Increase on the related Increase Date to the Administrator for payment to the Trust for deposit in the Series 2004-1 Collection Subaccount.

          SECTION 2.6 [Reserved]

          SECTION 2.7 PROCEDURE FOR DECREASING THE SERIES 2004-1 INVESTED AMOUNT; OPTIONAL TERMINATION. (a) On any Business Day during the Series 2004-1 Revolving Period or the Series 2004-1 Amortization Period, upon the written request of the Servicer or the Company on behalf of the Trust to the Administrator, the Series 2004-1 Invested Amount may be reduced (a "DECREASE") by the distribution by the Servicer to the Administrator for the benefit of the Committed Purchaser in accordance with its Series 2004-1 Purchaser Invested Amount of funds on deposit in the Series 2004-1 Collection Subaccount on such day in an amount not to exceed the amount of such funds on deposit on such day; PROVIDED that the Servicer shall have given the Administrator (with a copy to the Trustee) irrevocable written notice (effective upon receipt), prior to 1:00 p.m., Cincinnati time, in accordance with the Required Notice Period, and which notice shall state the amount of such Decrease; provided, further, that such Decrease shall be in an amount equal to $1,000,000 and integral multiples of $100,000 in excess thereof.

          (b) Simultaneously with any such Decrease during the Series 2004-1 Revolving Period, the Series 2004-1 Subordinated Interest Amount shall be reduced by an amount (the "SERIES 2004-1 SUBORDINATED INTEREST REDUCTION AMOUNT") such that the Series 2004-1 Subordinated Interest Amount shall equal the Series 2004-1 Required Reserves after giving effect to such Decrease. During the Series 2004-1 Revolving Period, after the distribution described in subsection (a) above has been made, and the Series 2004-1 Subordinated Interest Amount shall have been reduced by the Series 2004-1 Subordinated Interest Reduction Amount, a distribution shall be made to the owner of the Series 2004-1 Subordinated Interest out of remaining funds on deposit in the Series 2004-1 Collection Subaccount in an amount equal to the lesser of (x) the Series 2004-1 Subordinated Interest Reduction Amount and (y) the amount of such remaining funds on deposit in the Series 2004-1 Collection Subaccount.

          (c) Any reduction in the Series 2004-1 Invested Amount on any Business Day shall be allocated first to reduce the Unallocated Balance and then to reduce the portion of the Series 2004-1 Invested Amount allocated to Eurodollar Tranches in such order as the Company may select in order to minimize costs payable pursuant to Section 7.4.

               (d) (i) On any Business Day unless the Scheduled Revolving Termination Date or an Early Amortization Event shall have occurred and be continuing, the Company shall have the right to deliver an irrevocable written notice (an "OPTIONAL TERMINATION NOTICE") to the Trustee, the Servicer and the Administrator in which the Company declares that the Series 2004-1 Revolving Period shall terminate on the date (the "OPTIONAL TERMINATION DATE") set forth in such notice (which date, in any event, shall be the last day of a Accrual Period which is not less than 10 Business Days from the date on which such notice is delivered).

               (ii) From and after the Optional Termination Date, the Series 2004-1 Amortization Period shall commence for all purposes under this Supplement and the other Transaction Documents. The Trustee shall give prompt written notice of its receipt of an Optional Termination Notice to the Committed Purchaser.

          SECTION 2.8 REDUCTION OF THE PURCHASE LIMIT. (a) On any Business Day during the Series 2004-1 Revolving Period, the Company, on behalf of the Trust, may, upon three Business Days' prior written notice to the Administrator (effective upon receipt) (with copies to the Servicer and the Trustee) reduce or terminate the Purchase Limit (a "PURCHASE LIMIT REDUCTION") in a minimum aggregate amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof; PROVIDED that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Series 2004-1 Invested Amount on such date, the Series 2004-1 Invested Amount would exceed the Purchase Limit then in effect.

          (b) [Reserved]

          (c) Once reduced, the Purchase Limit may not be subsequently reinstated. The Administrator shall provide written notice of the reduced Purchaser Limit to the Company, the Servicer and the Trustee.

          SECTION 2.9 INTEREST, FEES. (a) Interest shall be payable on the VFC Certificates on each Distribution Date pursuant to subsection 3A.6(a).

          (b) The Servicer shall distribute pursuant to subsection 3A.6(b), from amounts on deposit in the Series 2004-1 Collection Sub-account, to the Administrator, for the account of the Committed Purchaser, on each Distribution Date, a commitment fee with respect to each Accrual Period ending on such date (the "COMMITMENT FEE") at the Commitment Fee Rate of the average daily excess of 102% of the Purchase Limit OVER the average Series 2004-1 Purchaser Invested Amount during such Accrual Period for the actual number of days in such Accrual Period. The Commitment Fee shall be payable (i) monthly in arrears on each Distribution Date and (ii) on the Facility Termination Date. To the extent that funds on deposit in the Series 2004-1 Collection Sub-account at any such date are insufficient to pay the Commitment Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Administrator the amount of any such deficiency.

          (c) The Servicer shall distribute pursuant to subsection 3A.6(b), from amounts on deposit in the Series 2004-1 Collection Sub-account, to the Administrator, for the account of the Committed Purchaser, on each Distribution Date, a utilization fee (the "UTILIZATION FEE") with respect to each Accrual Period ending on such date at the Utilization Fee Rate of the average daily Series 2004-1 Purchaser Invested Amount during such period for the actual number of days in such Accrual Period. The Utilization Fee shall be payable (i) monthly in arrears on each Distribution Date and (ii) on the Facility Termination Date. To the extent that funds on deposit in the Series 2004-1 Collection Sub-account at any such date are insufficient to pay the Utilization Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Administrator the amount of any such deficiency.

          (d) Calculations of per annum rates and fees under this Supplement shall be made on the basis of a 360- (or 365-/366-, in the case of interest on the Floating Tranche based on the Base Rate) day year with respect to Commitment Fees, Utilization Fees and interest rates. Each determination of the Euro-Rate by the Administrator shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

          SECTION 2.10 Indemnification by the Company and the Servicer. Without limiting any other rights that any Affected Party may have hereunder or under applicable law, (A) the Company hereby agrees to indemnify (and pay upon demand to) each Affected Party and their respective assigns, officers, directors, agents and employees (each, an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Indemnified Party, provided that such fees of attorneys that are employees of any Indemnified Party shall not be duplicative of the fees of any third-party attorneys retained by such Indemnified Party) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of any Pooling and Servicing Agreement or any other Transaction Document or the acquisition, either directly or indirectly, by the Committed Purchaser of an interest in the Trust or Trust Assets, and (B) the Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of the Servicer's activities as Servicer hereunder excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):

               (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

               (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

               (iii) Excluded Taxes to the extent that the computation of such taxes is consistent with the intended characterization for income tax purposes of the acquisition by the Committed Purchaser of the VFC Certificates (or any interest therein) as a loan or loans by the Committed Purchaser to the Company secured by the Receivables, and other Trust Assets;

          provided, however, that nothing contained in this sentence shall limit the liability of the Company or the Servicer or limit the recourse of the Administrator or the Committed

Purchaser to the Company or the Servicer for amounts otherwise specifically provided to be paid by the Company or the Servicer, as applicable, under the terms of any Pooling and Servicing Agreement. Without limiting the generality of the foregoing indemnification, the Company shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to the Company or the Servicer) relating to or resulting from:

               (i) any representation or warranty made by the Company, the Servicer, the Support Provider or any Seller (or any officers of any such Person) under or in connection with any Pooling and Servicing Agreement or any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

               (ii) the failure by the Company, the Servicer, the Support Provider or any Seller to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of any Seller to keep or perform any of its obligations, express or implied, with respect to any Contract;

               (iii) any failure of the Company, the Servicer, the Support Provider or any Seller to perform its duties, covenants or other obligations in accordance with the provisions of any Pooling and Servicing Agreement or any other Transaction Document;

               (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

               (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

               (vi) the commingling of Collections of Receivables at any time with other funds;

               (vii) any investigation, litigation or proceeding related to or arising from any Pooling and Servicing Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of an Increase, the ownership of the VFC Certificates (or any interest therein) or any other investigation, litigation or proceeding relating to the Company, the Servicer, the Support Provider or any Seller in which any Affected Party becomes involved as a result of any of the transactions contemplated hereby;

               (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

               (ix) any Bankruptcy Event relating to the Company, the Servicer, the Support Provider, any Seller or any of their respective Subsidiaries;

               (x) any failure of the Company to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Property and Collections with respect thereto from USFS, free and clear of any Lien (other than as created hereunder); or any failure of the Company to give reasonably equivalent value to USFS under the USFS Receivables Sale Agreement in consideration of the transfer by USFS of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

               (xi) any failure of USFS to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Property and Collections with respect thereto from any Seller, free and clear of any Lien (other than as created hereunder); or any failure USFS to give reasonably equivalent value to any Seller under the USSC Receivables Sale Agreement in consideration of the transfer by such Seller of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

               (xii) any failure to vest and maintain vested in the Trustee for the benefit of the Trust and the Committed Purchaser, or to transfer to the Trustee for the benefit of the Trust and the Committed Purchaser, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Invested Percentage contemplated hereunder) or security interest in the Receivables, the Related Property and the Collections, free and clear of any Lien (except as created by the Transaction Documents);

               (xiii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Property and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Increase or at any subsequent time;

               (xiv) any action or omission by the Company, the Servicer, the Support Provider or any Seller which reduces or impairs the rights of the Trustee or the Committed Purchaser with respect to any Receivable or the value of any such Receivable;

               (xv) any attempt by any Person to void any Increase hereunder or the purchase of any VFC Certificate under statutory provisions or common law or equitable action; and

               (xvi) the failure of any Receivable included in the calculation of the Series 2004-1 Allocated Receivables Amount as an Eligible Receivable to be an Eligible Receivable at the time so included.

     The foregoing provisions shall survive the termination of this Supplement and the Agreement, resignation or removal of any Indemnified Party and satisfaction and discharge of the Trust

                                   ARTICLE III

                          ARTICLE III OF THE AGREEMENT

          Section 3.1 of the Agreement and each other section of Article III of the Agreement relating to another Series shall read in their entirety herein as provided in the Agreement. Article III of the Agreement (except for Section 3.1 thereof and any portion thereof relating to another Series) shall read in its entirety herein as follows and shall be exclusively applicable to the Series 2004-1 Interests:

          SECTION 3A.2. ESTABLISHMENT OF TRUST ACCOUNTS. The Servicer shall cause to be established and maintained in the name of the Company, (i) for the benefit of the Committed Purchasers and (ii) in the case of clauses (A) and (B) below, for the benefit, subject to the prior and senior interest of the Committed Purchasers, of the owner of the Series 2004-1 Subordinated Interest, a subaccount of the Collection Account (the "SERIES 2004-1 COLLECTION SUBACCOUNT"), which subaccount is the Series Collection Subaccount with respect to Series 2004-1 and shall bear a designation indicating that the funds deposited therein are held for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i) and (ii) above. The Trustee shall have the right to take sole dominion and control of the Collection Account and the Series 2004-1 Collection Subaccount pursuant to the terms of a Lockbox Agreement and to direct the disposition of funds from time to time on deposit in the Series 2004-1 Collection Subaccount and in all proceeds thereof.

          SECTION 3A.3. ALLOCATIONS. The Servicer shall apply and distribute the portion of the Aggregate Daily Collections allocated to the Series 2004-1 Interests pursuant to Article III of the Agreement (the "SERIES 2004-1 COLLECTIONS"):

          (a) On each Business Day during the Series 2004-1 Revolving Period, an amount equal to the Accrued Interest Expense shall be set aside for distribution in accordance with Section 3A.6(a) on the next occurring Distribution Date. The balance of such Series 2004-1 Collections (the "REINVESTMENT AMOUNT" shall be distributed by the Servicer to such accounts or such persons as the Company may direct in writing (which directions may consist of standing instructions provided by the Company that shall remain in effect until changed by the Company in writing);; PROVIDED that such distribution shall be made only if no Early Amortization Event or Potential Early Amortization Event has occurred and is continuing and only to the extent that, if after giving effect to such distribution, the Series 2004-1 Target Receivables Amount would not exceed the Series 2004-1 Allocated Receivables Amount; PROVIDED FURTHER that if the Company or the Servicer, on behalf of the Company, shall have given the Administrator irrevocable prior written notice (effective upon receipt) when required under
Section 2.7(a), the Servicer may withdraw all or a portion of such amounts on deposit in the Series 2004-1 Collection Subaccount and apply such withdrawn amounts toward the reduction of the Series 2004-1 Invested Amount and the Series 2004-1 Subordinated Interest Amount in accordance with Section 2.7.

          (b) On each Business Day during the Series 2004-1 Amortization Period (including Distribution Dates), funds deposited in the Series 2004-1 Collection Subaccount shall be set aside for distribution in accordance with
Section 3A.6(b). Except as set forth in Section 3A.6(b), no amounts on deposit in the Series 2004-1 Collection Subaccount shall be distributed by the Servicer to the Company or the owner of the Series 2004-1 Subordinated Interest during the Series 2004-1 Amortization Period.

          (c) The allocations to be made pursuant to this Section 3A.3 are subject to the provisions of Sections 2.5, 2.7, 7.2, 9.1 and 9.4 of the Agreement.

          SECTION 3A.4. DETERMINATION OF SERIES 2004-1 MONTHLY INTEREST. (a) On or before the Business Day preceding each Distribution Date, the Administrator shall notify the Servicer and the Trustee of the Series 2004-1 Monthly Interest for the Accrual Period ending on the related Distribution Date. From time to time, for purposes of determining the Rate Periods applicable to the different portions of the Series 2004-1 Funded Amount and of calculating Discount with respect thereto, the Administrator shall allocate the Series 2004-1 Funded Amount to one or more tranches (each a "FUNDING TRANCHE"). At any time, each Funding Tranche shall have only one Rate Period and one Rate Type. In addition, at any time when the Series 2004-1 Funded Amount is not divided into more than one portion, "Funding Tranche" means 100% of the Series 2004-1 Invested Amount.

          (b) From time to time the Administrator shall notify the Servicer and the Trustee of the number of Funding Tranches and the Rate Type of each Funding Tranche.

          (c) On each Distribution Date, the Servicer shall determine the excess, if any (the "INTEREST SHORTFALL"), of (i) the Series 2004-1 Monthly Interest for the Accrual Period ending on such Distribution Date OVER (ii) the amount which will be available to be distributed to the Purchasers on such Distribution Date in respect thereof pursuant to this Supplement. If the Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("ADDITIONAL INTEREST") equal to the product of (A) the number of days until such Interest Shortfall shall be repaid DIVIDED BY 365 (or 366, as the case may be), (B) the Base Rate PLUS 2.0% and (C) such Interest Shortfall (or the portion thereof which has not been paid to the Committed Purchaser) shall be payable as provided herein with respect to the VFC Certificates on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Interest Shortfall is paid to the VFC Certificateholders.

          (d) Any reduction in the Series 2004-1 Invested Amount on any Business Day shall be allocated in the following order of priority:

          FIRST, to reduce the Unallocated Balance, as appropriate; and

          SECOND, to reduce the portion of the Series 2004-1 Invested Amount allocated to Eurodollar Tranches in such order as the Company may select in order to minimize costs payable pursuant to Section 7.4.

          SECTION 3A.5. DETERMINATION OF SERIES 2004-1 MONTHLY PRINCIPAL. PAYMENTS OF SERIES 2004-1 PRINCIPAL. The amount (the "SERIES 2004-1 MONTHLY PRINCIPAL PAYMENT") distributable from the Series 2004-1 Collection Subaccount on each Distribution Date during the Series 2004-1 Amortization Period, as determined by the Servicer, shall be equal to the amount on deposit in such account on the immediately preceding Settlement Report Date; PROVIDED, HOWEVER, that the Series 2004-1 Monthly Principal Payment on any Distribution Date shall not exceed the Series 2004-1 Invested Amount on such Distribution Date.

          SECTION 3A.6. APPLICATIONS. (a) During the Series 2004-1 Revolving Period the Servicer shall on each Distribution Date apply funds on deposit in the Series 2004-1 Collection Subaccount in the following order of priority to the extent funds are available:

          (i) to the payment of the Series 2004-1 Periodic Servicing Fee if the Company or one of its Affiliates is not then acting as the Servicer;

          (ii) to the reimbursement of the Administrator's costs of collection and enforcement of this Supplement;

          (iii) ratably, to the payment of all accrued and unpaid Series 2004-1 Monthly Interest payable on such Distribution Date (the "MONTHLY INTEREST PAYMENT"), plus the amount of any Monthly Interest Payment previously due but not distributed to the Administrator, for further distribution to the Committed Purchaser on a prior Distribution Date, plus the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to the Administrator, for further distribution to the Committed Purchaser on a prior Distribution Date, plus all accrued and unpaid fees under the Fee Letter (including the Commitment Fee and the Utilization Fee);

          (iv) to the extent applicable, to the reduction of Series 2004-1 Invested Amount;

          (v) to the extent applicable, to fund any Decrease in accordance with Section 2.7;

          (vi)    to the payment of any amounts owing to the Trustee pursuant to
     Section 8.5 of the Agreement;

          (vii) to the payment of all other accrued and unpaid Recourse Obligations; and

          (viii) to the payment of the Series 2004-1 Periodic Servicing Fee if the Company or any Affiliate thereof is then acting as the Servicer.

          Any remaining amounts on deposit in the Series 2004-1 Collection Subaccount not allocated pursuant to clauses (i) through (viii) above shall be paid to the owner of the Series 2004-1 Subordinated Interest; provided, however, that during the Series 2004-1 Amortization Period, such remaining amounts shall be distributed in accordance with Section 3A.6(b).

          (b) During the Series 2004-1 Amortization Period, the Servicer shall apply, on each Distribution Date (or any other Business Day specified by the Administrator), amounts on deposit in the Series 2004-1 Collection Subaccount in the following order of priority:

          (i) to the payment of the Series 2004-1 Periodic Servicing Fee if the Company or one of its Affiliates is not then acting as the Servicer;

          (ii) to the reimbursement of the Administrator's costs of collection and enforcement of this Supplement;

          (iii) to the payment of all accrued and unpaid Monthly Interest Payment payable on such Distribution Date, plus the amount of any Monthly Interest Payment previously due but not distributed to the Administrator, for further distribution to the Committed Purchaser on a prior Distribution Date, plus the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to the Administrator, for further distribution to the Committed Purchaser, on a prior Distribution Date, plus all accrued and unpaid fees under the Fee Letter (including the Commitment Fee and the Utilization Fee);

          (iv)    to the payment of any amounts owing to the Trustee pursuant to
     Section 8.5 of the Agreement;

          (v) to the payment of all other accrued and unpaid Recourse Obligations (other than the Series 2004-1 Periodic Servicing Fee if the Company or any of its Affiliates is then acting as the Servicer);

          (vi)    to the ratable reduction of Series 2004-1 Invested Amount;

          (vii) to the payment of the Series 2004-1 Periodic Servicing Fee if the Company or any Affiliate thereof is then acting as the Servicer; and

          (viii) following the repayment in full of the Series 2004-1 Invested Amount, the remaining amount on deposit in the Series 2004-1 Collection Subaccount on such Distribution Date, if any, shall be distributed to the owner of the Series 2004-1 Subordinated Interest.

          Section 3A.7 ELIGIBLE INVESTMENTS. All amounts from time to time held in, deposited in or credited to, the Series 2004-1 Collection Subaccount may be invested by the Servicer (as agent for the Administrator) in Eligible Investments. All such investments shall at all times be and remain credited to an account, which if applicable, may be a subaccount of the Series 2004-1 Collection Subaccount (the "SERIES 2004-1 SECURITIES ACCOUNT") subject to a securities control agreement in form and substance satisfactory to the Administrator. All income or other gain from investment of monies deposited in or credited to the Series 2004-1 Securities Account shall be deposited in or credited to the Series 2004-1 Securities Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Series 2004-1 Securities Account. Funds on deposit in the Series 2004-1 Securities Account shall be invested in Eligible Investments that will mature no later than the Business Day immediately preceding the next Distribution Date. None of the Administrator or the Committed Purchaser shall be held liable in any way by reason of any insufficiency in the Series 2004-1 Securities Account resulting from any investment loss on any Eligible Investments.

                                   ARTICLE IV

                            DISTRIBUTIONS AND REPORTS

          Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety herein as follows and the following shall be exclusively applicable to the VFC Certificates:

          SECTION 4A.1. DISTRIBUTIONS. (a) On each Distribution Date, the Trustee shall distribute to the Administrator and the Administrator shall further distribute to the Committed Purchaser the amount to be distributed to the Committed Purchaser pursuant to Article III.

          (b) All allocations and distributions hereunder shall be in accordance with the Monthly Settlement Statement, upon which the Trustee may conclusively rely, and shall be made in accordance with the provisions of Section 11.4 hereof and subject to Section 3.1(h) of the Agreement.

          SECTION 4A.2. Reserved.

          SECTION 4A.3. STATEMENTS AND NOTICES. (a) MONTHLY SETTLEMENT STATEMENTS. On each Settlement Report Date, the Servicer shall deliver to the Trustee and the Administrator (commencing with the Settlement Report Date occurring on April 17, 2004) a Monthly Settlement Statement in the Form of Exhibit D setting forth, among other things, the Default Ratio, Delinquency Ratio and Dilution Ratio and the components of the calculation thereof, and the Series 2004-1 Monthly Principal Payment, each as calculated for the Accrual Period ending immediately prior to such Settlement Report Date. The Trustee shall have no obligation whatsoever to verify the accuracy of any information contained within the Monthly Settlement Statement, including any calculations contained therein. A copy of any such items may be obtained by any holder of a Certificate upon a written request delivered to the Trustee at the

Corporate Trust Office. Where the Servicer is required to provide written instructions to the Trustee in respect of the distributions and allocations to be made on a Distribution Date, the delivery by the Servicer to the Trustee of the Monthly Settlement Statement with all such instructions contained therein on the Settlement Report Date shall satisfy the Servicers obligation to provide written instructions.

          (b) ANNUAL CERTIFICATEHOLDERS' TAX STATEMENT. On or before January 31 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 2005, the Company on behalf of the Trustee shall furnish, or cause to be furnished, to the Committed Purchaser, a statement prepared by the Company containing the aggregate amount distributed to the Committed Purchaser for such calendar year or the applicable portion thereof, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the Company deems necessary or desirable to enable the Purchasers to prepare their tax returns. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been prepared by the Servicer and provided to the Trustee or the Administrator and to the Committed Purchaser, in each case pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          (c) EARLY AMORTIZATION EVENT/DISTRIBUTION OF PRINCIPAL NOTICES. Upon the occurrence of an Early Amortization Event with respect to Series 2004-1, the Company or the Servicer, as the case may be, shall give prompt written notice thereof to the Trustee and the Administrator. As promptly as reasonably practicable after its receipt of notice of the occurrence of an Early Amortization Event with respect to Series 2004-1, the Trustee shall give notice to the Administrator.

                                    ARTICLE V

                      ADDITIONAL EARLY AMORTIZATION EVENTS

          SECTION 5.1 ADDITIONAL EARLY AMORTIZATION EVENTS. If any one of the events specified in Section 7.1 of the Agreement (after the expiration of any grace periods or consents applicable thereto) or any one of the following events (each, an "EARLY AMORTIZATION EVENT") shall occur during the Series 2004-1 Revolving Period with respect to the Series 2004-1 Interests:

          (a) failure on the part of the Servicer to make or direct any payment or deposit under any Pooling and Servicing Agreement required to be made or directed by it or failure by the Company to make any payment or deposit required to be made by it under any Pooling and Servicing Agreement which failure continues, in either case, for two Business Days after the date such payment, deposit or amount is required to be made or directed;

          (b) failure on the part of the Company to duly observe or perform any of the covenants or agreements of the Company set forth in Section 2.7 and 2.8 of the Agreement or (ii) failure on the part of the Company or the Support Provider duly to observe or perform any (other than as described in any other paragraph of this Section 5.1) other covenants or agreements of the Company or the Support Provider (as applicable) set forth in any Pooling and Servicing Agreement, which failure continues unremedied until 10 Business Days after the earlier of the date on which a Responsible Officer of the Company or the Support Provider has knowledge thereof and the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company or the Support Provider (as applicable) by the Trustee, or to the Company or the Support Provider (as applicable) and the Trustee by the Administrator;

          (c) any representation or warranty made or deemed made by the Company or the Support Provider in any Pooling and Servicing Agreement to or for the benefit of the Committed Purchaser (i) proves to have been incorrect in any material respect when made or when deemed made and (ii) continues to be materially incorrect until 10 Business Days after the earlier of the date on which a Responsible Officer of the Company or the Servicer has knowledge thereof and the date on which notice of such failure, requiring the same to be remedied, has been given to the Company or the Support Provider (as applicable) by the Trustee, or to the Company or the Support Provider (as applicable) and the Trustee by the Administrator;

          (d) a Servicer Default with respect to the Servicer shall have occurred and be continuing or the Servicer shall have resigned;

          (e) a Purchase Termination Event (as defined in any Receivables Sale Agreement) shall have occurred and be continuing under such Receivables Sale Agreement or any Seller shall for any reason cease to transfer (other than in accordance with the terms of the applicable Receivables Sale Agreement), or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables pursuant to the applicable Receivables Sale Agreement;

          (f) a USSC Change in Control shall have occurred, or any Seller or the Servicer shall cease to be a directly or indirectly wholly-owned, Subsidiary of USSC;

          (g) USFS, USSC or any one of USSC's wholly-owned direct or indirect subsidiaries shall cease to own 100% of the ordinary shares of the Company, free and clear of any Lien, other than any Lien in favor of the administrative agent under the Credit Agreement; provided, that 30% of the voting rights with respect to such shares shall be held by the independent director as nominee;

          (h) any of the Agreement, the Servicing Agreement, this Supplement or the Receivables Sale Agreements or any material provision of any of the foregoing shall cease, for any reason, to be in full force and effect, or to be the legally valid, binding and enforceable obligation of the Company, the Servicer, the Support Provider or any Seller or the Company, any Seller, the Support Provider or the Servicer or any Affiliate of any thereof shall so assert in writing;

          (i) the Trust shall for any reason cease to have a valid and perfected first priority undivided ownership or security interest in the Trust Assets (subject to no other Liens), or any of USSC, USFS, the Company or any Affiliate of any one thereof shall so assert in writing;

          (j) (i) there shall have been filed against the Company or the Trust a notice of federal tax Lien from the Internal Revenue Service and 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged (ii) any formal step is taken to terminate any Plan, other than a standard termination under Section 4041(b) of ERISA, or a contribution failure has occurred with respect to any Plan sufficient to give rise to a Lien under Section 302(f) of ERISA or (iii) there shall have been filed against USSC, USFS, the Company, any Seller or the Trust a notice of any other Lien the existence of which could reasonably be expected to have a Material Adverse Effect on the business, operations or financial condition of such Person, and 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

          (k) an event of default under the Credit Agreement shall have occurred and the lender parties thereto shall have caused the indebtedness thereunder to come due prior to its stated maturity;

          (l) default by the Company in the payment of an Indebtedness when due or the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Company shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof; or (ii) default by USSC or USFS in the payment of an Indebtedness equal to or in excess of $25,000,000 or the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed and the lender parties thereto shall have caused such Indebtedness to come due prior to its stated maturity;

          (m) any action, suit, investigation or proceeding at law or in equity (including, without limitation, injunctions, writs or restraining orders) shall be brought or commenced or filed by or before any arbitrator, court or Governmental Authority against the Company or any of its properties, revenues or rights which could reasonably be expected to have a Material Adverse Effect;

          (n) one or more judgments for the payment of money shall be rendered against the Company;

          (o) as at the end of any Accrual Period, the average Delinquency Ratio for the three preceding Accrual Periods (including such Accrual Period then ended) shall exceed the greater of (x)125% of the highest three-month rolling average Delinquency Ratio for the period from September 1, 2002 through August 31, 2003 and (y) 150% of the average of the three-month rolling average Delinquency Ratio for the period from September 1, 2002 through August 31, 2003;

          (p) as at the end of any Accrual Period, the average Default Ratio for the three preceding Accrual Periods (including such Accrual Period then ended) shall exceed 1.10%;

          (q) as at the end of any Accrual Period, the average Dilution Ratio for the three preceding Accrual Periods (including such Accrual Period then ended) shall exceed 8.75%;

          (r) as at the end of any fiscal quarter of USSC or USI, the Leverage Ratio shall exceed 3.0 to 1.0;

          (s) as of any day, Consolidated Net Worth shall be less than (i) $450,000,000 minus (ii) amounts permitted to be expended by USI in connection with repurchases or redemptions of its capital stock under Section 6.10 of the Credit Agreement, plus (iii) 50% of Consolidated Net Income (if positive) earned in each fiscal quarter beginning with the fiscal quarter ending June 30, 2003, plus (iv) 50% of the Net Cash Proceeds resulting from issuances of the capital stock of USI or any Subsidiary of USI;

          (t) as of the end of any fiscal quarter of USSC or USI, the Fixed Charge Coverage Ratio shall be less than 1.25 to 1.00;

          (u) the Series 2004-1 Allocated Receivables Amount shall be less than the Series 2004-1 Target Receivables Amount for more than two consecutive Business Days; or

          (v) any Bankruptcy Event shall occur with respect to the Support Provider, and in the case of any such event arising from the commencement of an involuntary proceeding, case or action, such event remains undismissed, undischarged or unbonded for a period of 30 days;

then, in the case of (x) any event described in Section 7.1(a) of the Agreement,
Section 6.1(g) of any Receivables Sale Agreement or Section 6.1(e) of the Servicing Agreement, after the applicable grace period (if any) set forth in such Section, automatically without any notice or action on the part of the Trustee or Administrator, an early amortization period shall immediately commence or (y) any other event described above or in Section 7.1 of the Agreement, after the expiration of the applicable grace period (if any) set forth in such subsections, the Administrator may, by written notice then given to the Company and the Servicer, declare that an early amortization period has commenced as of the date of such notice with respect to Series 2004-1 (any such period under clause (x) or (y) above, an "EARLY AMORTIZATION PERIOD").

                                   ARTICLE VI

                                  SERVICING FEE

          SECTION 6.1 SERVICING COMPENSATION. A periodic servicing fee (the "SERIES 2004-1 PERIODIC SERVICING FEE") shall be payable to the Servicer on each Distribution Date for the preceding Accrual Period in an amount equal to the product of (a) the Servicing Fee and (b) a fraction the numerator of which is the daily average Series 2004-1 Invested Amount for such Accrual Period and the denominator of which is the sum of (i) the daily average Aggregate Invested Amounts.

                                   ARTICLE VII

                             CHANGE IN CIRCUMSTANCES

          SECTION 7.1 ILLEGALITY. Notwithstanding any other provision herein, if any Change in Law shall make it unlawful for any Affected Party to make or maintain its portion of the VFC Certificateholder's Interest (or funding thereof through a Program Support Agreement) in any Eurodollar Tranche and such Affected Party shall notify in writing the Administrator, the Trustee and the Company, then the portion of each Eurodollar Tranche applicable to such Affected Party shall thereafter be calculated by reference to the Base Rate. If any such change in the method of calculating interest occurs on a day which is not the last day of the Rate Period with respect to any Eurodollar Tranche, the Company shall pay to the Administrator for the account of such Affected Party the amounts, if any, as may be required pursuant to Section 7.4.

          SECTION 7.2 INCREASED COSTS. If any Change in Law (except with respect to Taxes which shall be governed by Section 7.3) shall:

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party (except any such reserve requirement reflected in the Euro-Rate); or

               (ii) impose on any Affected Party or the London interbank market any other condition affecting the Transaction Documents or the funding of Eurodollar Tranches by such Affected Party;

and the result of any of the foregoing shall be to increase the cost to such Affected Party of making, converting into, continuing or maintaining Eurodollar Tranches (or maintaining its obligation to do so) or to reduce any amount received or receivable by such Affected Party hereunder or under any Program Support Agreement (whether principal, interest or otherwise), then the Company will pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for both increased costs and maintenance of bargained for yield.

          (a) If any Affected Party determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Affected Party's capital or the capital of any corporation controlling such Affected Party as a consequence of its obligations hereunder or under any Program Support Agreement to a level below that which such Affected Party or such corporation could have achieved but for such Change in Law (taking into consideration such Affected Party's or such corporation's policies with respect to capital adequacy), then from time to time, the Company shall pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for both increased costs and bargained for yield.

          (b) A certificate of an Affected Party setting forth in reasonable detail the amount or amounts necessary to compensate such Affected Party as specified in subsections (a) and (b) of this Section 7.2 shall be delivered to the Company (with a copy to the Administrator) and shall be conclusive absent manifest error provided that such Certificate is delivered in good faith and in a manner generally consistent with such Affected Party's standard practice. The agreements in this Section shall survive the termination of this Supplement and the Agreement and the payment of all amounts payable hereunder and thereunder for a period of nine months.

          (c) Failure or delay on the part of any Affected Party to demand compensation pursuant to this Section 7.2 shall not constitute a waiver of such Affected Party's right to demand such compensation; PROVIDED that the Company shall not be required to compensate an Affected Party pursuant to this Section
7.2 for any increased costs or reductions incurred more than 270 days prior to the date that such Affected Party notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Affected Party's intention to claim compensation therefor; PROVIDED FURTHER that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          (d) For avoidance of doubt any increase in cost and/or reduction in yield caused by regulatory capital allocation adjustments due to Financial Accounting Standards Board's Interpretation 46 (or any future statement or interpretation issued by the Financial Accounting Standards Board or any successor thereto) shall be covered by this Section 7.2.

          SECTION 7.3 TAXES. (a) Any and all payments by or on account of any obligation of the Company hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if the Company shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.3) the Administrator or the Committed Purchaser receives an amount equal to the sum that it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Company shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Subject to paragraph (e) of this Section 7.3, the Company shall indemnify the Administrator and the Committed Purchaser within the later of 10 days after written demand therefor and the Distribution Date next following such demand for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrator or the Committed Purchaser on or with respect to any payment by or on account of any obligation of the Company hereunder or under any other Transaction Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 7.3) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by the Administrator or the Committed Purchaser shall be conclusive absent manifest error. The agreements in this subsection shall survive the termination of this Supplement and the Agreement and the payment of all amounts payable hereunder and thereunder.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company to a Governmental Authority, the Company shall deliver to the Administrator the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrator.

          (e) The Administrator and the Committed Purchaser shall (but with respect to any Indemnified Tax or Other Tax arising from a Change in Law, only to the extent the Administrator or such Purchaser is legally able to do so) deliver to the Company (with a copy to the Administrator) such properly completed and executed documentation prescribed by applicable law and reasonably requested by the Company on the later of (i) 30 Business Days after such request is made and the applicable forms are provided to the Committed Purchaser or (ii) 30 Business Days before prescribed by applicable law as will permit such payments to be made without withholding or with an exemption from or reduction of Indemnified Taxes or Other Taxes. Failure to timely provide such documentation to the Company shall relieve the Company of any indemnification responsibility under this Section 7.3.

          (f) If the Administrator or the Committed Purchaser receives a refund solely in respect of Indemnified Taxes or Other Taxes, it shall pay over such refund to the Company to the extent that such Administrator or Purchaser has already received indemnity payments or additional amounts pursuant to this
Section 7.3 with respect to such Indemnified Taxes or Other Taxes giving rise to the refund, net of all out-of-pocket expenses and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); PROVIDED, HOWEVER, that the Company shall, upon request of the Administrator or the Committed Purchaser, repay such refund (plus interest or other charges imposed by the relevant Governmental Authority) to the Administrator or the Committed Purchaser if the Administrator or the Committed Purchaser is required to repay such refund to such Governmental Authority. Nothing contained herein shall require the Administrator or the Committed Purchaser to make its tax returns (or any other information relating to its taxes which it deems confidential) available to the Company or any other Person.

          SECTION 7.4 BREAK FUNDING PAYMENTS. The Company agrees to indemnify the Committed Purchaser and to hold the Committed Purchaser harmless from any loss or expense which the Committed Purchaser may sustain or incur as a consequence of (a) default by the Company in making a borrowing of a Eurodollar Tranche after the Company has given irrevocable notice requesting the same in accordance with the provisions of this Supplement, or (b) default by the Company in making any prepayment in connection with a Decrease after the Company has given irrevocable notice thereof in accordance with the provisions of Section 2.7 or (c) the making of a prepayment of a Eurodollar Tranche or CP Tranche prior to the termination of the Rate Period for such Eurodollar Tranche or CP Tranche, as applicable. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid or not so borrowed, for the period from the date of such prepayment or of such failure to borrow to the last day of the Rate Period (or in the case of a failure to borrow the Rate Period that would have commenced on the date of such prepayment or of such failure) in each case at the Euro-Rate or CP Rate, as applicable, for such Eurodollar Tranche or CP Tranche, as applicable, provided for herein over (ii) the amount of interest (as reasonably determined by the Committed Purchaser) which would have accrued to the Committed Purchaser on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Supplement and the Agreement and the payment of all amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence, showing in reasonable detail the calculation thereof, submitted by the Committed Purchaser to the Company shall be conclusive absent manifest error.

          SECTION 7.5 MITIGATION OBLIGATIONS. (a) If any Liquidity Purchaser requests compensation under Section 7.2, or if the Company is required to pay any additional amount to any such Liquidity Purchaser or any Governmental Authority for the account of any Alternate Investor pursuant to Section 7.3, then such Liquidity Purchaser shall use reasonable efforts to designate a different lending office for funding or booking its obligations under this Supplement and the Agreement or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Liquidity Purchaser, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 7.2 or 7.3, as the case may be, in the future and (ii) would not subject such Liquidity Purchaser to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Liquidity Purchaser. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Liquidity Purchaser in connection with any such designation or assignment.

          (b) If any Liquidity Purchaser requests compensation under Section 7.2, or if the Company is required to pay any additional amount to such Liquidity Purchaser or any Governmental Authority for the account of such Liquidity Purchaser pursuant to Section 7.3, or if such Liquidity Purchaser defaults in its obligations under the Liquidity Agreement, then the Company may, at its sole expense and effort, upon notice to such Liquidity Purchaser and the Administrator require such Liquidity Purchaser to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.11), all its interests, rights and obligations under the Liquidity Agreement to an assignee that shall assume such obligations (which assignee may be another Liquidity Purchaser, if a Liquidity Purchaser accepts such assignment); PROVIDED that (i) the Company shall have received the prior written consent of the

Administrator, (ii) such Liquidity Purchaser shall have received payment of all amounts payable to it hereunder and under the Liquidity Agreement, from the assignee or the Company (in the case of all amounts payable hereunder) and (iii) in the case of any such assignment resulting from a claim for compensation under
Section 7.2 or payments required to be made pursuant to Section 7.3, such assignment will result in a reduction in such compensation or payments. A Liquidity Purchaser shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Liquidity Purchaser or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

                                  ARTICLE VIII

                    REPRESENTATIONS AND WARRANTIES, COVENANTS

          SECTION 8.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SERVICER. The Company and the Servicer each hereby represents and warrants to the Trustee, the Administrator and each of the Purchasers that each and every of their respective representations and warranties contained in the Agreement is true and correct in all material respects as of the Issuance Date and as of the date of each Increase (except to the extent that any such representation or warranty is expressly made as of another date).

          SECTION 8.2 COVENANTS OF THE COMPANY AND THE SERVICER. The Company and the Servicer hereby agree, in addition to their obligations under the Agreement and the Servicing Agreement, that:

          (a) they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which each is a party;

          (b) they shall afford the Trustee, Administrator or any representatives of the Trustee or the Administrator access to all records relating to the Receivables at any reasonable time during regular business hours, upon reasonable prior notice (and without prior notice if an Early Amortization Event has occurred), for purposes of inspection and shall permit the Trustee, Administrator or any representative of the Trustee or the Administrator to visit any of the Company's or the Servicer's, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired to discuss the business, operations, properties, financial and other conditions of the Company or the Servicer with their respective officers and employees and with their independent certified public accountants; PROVIDED that the Administrator shall provide the Company or the Servicer, as the case may be, with reasonable notice prior to any such contact and shall give the Company or the Servicer the reasonable opportunity to participate in such discussions; and

          (c) neither the Company nor the Servicer shall take any action, nor permit the Seller to take any action, requiring the satisfaction of the Rating Agency Condition pursuant to any Transaction Document without the prior written consent of the Majority Purchasers.

          SECTION 8.3 COVENANTS OF THE SERVICER. The Servicer hereby agrees that:

          (a) it shall observe each and all of its respective covenants (both affirmative and negative) contained in the Pooling and Servicing Agreements in all material respects;

          (b) it shall provide to the Administrator, simultaneously with delivery to the Trustee, all reports, notices, certificates, statements and other documents required to be delivered to the Trustee pursuant to the Agreement, the Servicing Agreement and the other Transaction Documents and furnish to the Administrator promptly after receipt thereof a copy of each material notice, material demand or other material communication (excluding routine communications) received by or on behalf of the Company or the Servicer with respect to the Transaction Documents;

          (c) it shall provide notice to the Administrator of the appointment of a Successor Servicer pursuant to Section 6.2 of the Servicing Agreement; and

          (d) it shall operate in good faith to allow the Trustee to use the Servicer's available facilities, equipment, leasehold agreements, data systems, records, files and expertise upon the Servicer's termination or default.

          SECTION 8.4 OBLIGATIONS UNAFFECTED. The obligations of the Company and the Servicer to the Administrator and the Committed Purchaser under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.

                                   ARTICLE IX

                              CONDITIONS PRECEDENT

          SECTION 9.1 CONDITIONS PRECEDENT TO EFFECTIVENESS OF SUPPLEMENT. This Supplement shall become effective on the date (the "EFFECTIVE DATE") on which the following conditions precedent have been satisfied:

          (a) DOCUMENTS. The Administrator shall have received, with a copy for the Committed Purchaser, true and complete copies of (i) this Supplement, executed by a duly authorized officer of each of the Company, the Servicer, the Trustee, the Administrator and the Committed Purchaser and (ii) each of the Agreement, the Servicing Agreement and each of the Receivables Sale Agreements, duly executed by each of the parties thereto, (iii) all documents required to be delivered in connection with the foregoing, (iv) a VFC Certificate Series 2004-1 in the original principal amount of $25,000,000 issued in favor of the Committed Purchaser and duly executed and delivered by the Company and duly authenticated by the Trustee, and (v) evidence satisfactory to the Administrator that the "Commitment" of Bank One, NA under Series 2003-1 has been reduced to $127,500,000.

          (b) ORGANIZATIONAL DOCUMENTS, ORGANIZATIONAL PROCEEDINGS. The Committed Purchaser shall have received from the Company, each Seller and the Servicer, true and complete copies of:

               (i) the articles of association, articles of incorporation or other formation documents, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of formation or incorporation, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

               (ii) a certificate of the Secretary or an Assistant Secretary of each such Person, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws and articles of incorporation or articles of association (or equivalent organizational documents) of each such Person, as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Administrator, of the Board of Directors of each such Person or committees thereof (and corresponding resolutions of authority for any such committee) authorizing the execution, delivery and performance of the Series 2004-1 Transaction Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the articles of association, articles of incorporation or other formation documents of each such Person have not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Series 2004-1 Transaction Documents or any other document delivered in connection herewith or therewith on behalf of each such Person; and

               (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

          (c) GOOD STANDING CERTIFICATES. The Committed Purchaser shall have received copies of certificates of compliance, of status or of good standing, dated as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction, with respect to the Company, the Servicer and each Seller, in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation or limited liability company, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.

          (d) LEGAL OPINIONS. The Committed Purchaser shall have received opinions of counsel to the Company and the Servicer, dated the Issuance Date (or, dated as of an earlier date, with a reliance letter dated as of the Issuance Date as agreed by the Committed Purchaser and the Servicer), as to corporate, federal tax (tax status of the VFC Certificates as debt), bankruptcy ("true sale" and "non-substantive consolidation"), perfection of security and/or ownership interests and other matters in form and substance reasonably acceptable to the Committed Purchaser and their counsel.

          (e) FEES. The Committed Purchaser shall have received payment of all fees and other amounts due and payable to it on or before the Effective Date.

          (f) MATERIAL ADVERSE CHANGE. No material adverse change shall have occurred with respect to the business, operations, or condition (financial or otherwise) of USSC and its Subsidiaries taken as a whole since September 30, 2003.

          (g) LOCKBOX AGREEMENTS. The Committed Purchaser shall have received Lockbox Agreements for each of the Lockbox Accounts identified on Schedule 2 in form and substance reasonably satisfactory to the Committed Purchaser, duly executed by the respective parties thereto.

          (h) FEE LETTER. The Committed Purchaser shall have received the Fee Letter, duly executed by the parties thereto.

          (i) MONTHLY SETTLEMENT REPORT. The Committed Purchaser shall have received a Monthly Settlement Report as of February 28, 2004.

                                    ARTICLE X

                                   [RESERVED]

                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.1 RATIFICATION OF AGREEMENT. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 11.2 GOVERNING LAW. (a) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          (b) CONSENT TO JURISDICTION. EACH OF THE COMPANY AND THE SERVICER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE

JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS SUPPLEMENT AND EACH OF THE COMPANY AND THE SERVICER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATOR OR THE COMMITTED PURCHASER TO BRING PROCEEDINGS AGAINST THE COMPANY OR THE SERVICER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE COMPANY OR THE SERVICER AGAINST THE ADMINISTRATOR OR THE COMMITTED PURCHASER OR ANY AFFILIATE OF ADMINISTRATOR OR THE COMMITTED PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SUPPLEMENT OR ANY DOCUMENT EXECUTED BY THE COMPANY OR THE SERVICER PURSUANT TO THIS SUPPLEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS OR NEW YORK, NEW YORK.

          (c) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SUPPLEMENT, ANY DOCUMENT EXECUTED BY THE COMPANY OR THE SERVICER PURSUANT TO THIS SUPPLEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

          SECTION 11.3 FURTHER ASSURANCES. Each of the Company, the Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Administrator more fully to effect the purposes of this Supplement and the sale of the VFC Certificates hereunder, including, without limitation, in the case of the Company and the Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Receivables and the other Trust Assets for filing or registration under the provisions of the UCC or similar legislation of any applicable jurisdiction.

          SECTION 11.4 PAYMENTS. To the extent proper payment instructions are provided, each payment to be made hereunder shall be made on the required payment date in lawful money of the United States and in immediately available funds, if to the Committed Purchaser, at the office of the Administrator set forth in Section 11.9.

          SECTION 11.5 COSTS AND EXPENSES. The Company agrees to pay all reasonable out-of-pocket costs and expenses of the Administrator (including, without limitation, reasonable fees and disbursements of one counsel to the Administrator) in connection with (i) the preparation, execution and delivery of this Supplement, the Agreement and the other Transaction Documents and amendments or waivers of any such documents and (ii) the enforcement by the Administrator of the obligations and liabilities of the Company and the Servicer under the Agreement, this Supplement, the other Transaction Documents or any related document; PROVIDED that any payments made by the Company pursuant to this subsection shall be made solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts (other than amounts payable to the Company) pursuant to any Pooling and Servicing Agreements, shall be non-recourse other than with respect to proceeds in excess of the proceeds to make such payment, and shall not constitute a claim against the Company to the extent that insufficient proceeds exist to make such payment.

          SECTION 11.6 NO WAIVER, CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee, the Administrator or the Committed Purchaser, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 11.7 AMENDMENTS. (a) Subject to subsection (c) of this Section 11.7, this Supplement may be amended in writing from time to time by the Servicer, the Company and the Trustee, with the consent of the Administrator but without the consent of any holder of any outstanding VFC Certificate, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions to or change in any manner or eliminate any of the provisions with respect to matters or questions raised under this Supplement which shall not be inconsistent with the provisions of any Pooling and Servicing Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Officer's Certificate or, to the extent in the reasonable view of the Company, a question of law exists, an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of the VFC Certificateholder, including without limitation the tax status of the VFC Certificates or of the Trust. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below which affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

          (b) Subject to subsection (c) of this Section 11.7, this Supplement may also be amended in writing from time to time by the Servicer, the Company and the Trustee with the consent of the Administrator for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Supplement or of modifying in any manner the rights of the VFC Certificateholder (including, without limitation, the acceleration of the payment of sums payable to or for the account of the Committed Purchaser under any provision of this Supplement); PROVIDED, HOWEVER, that no such amendment shall, unless signed or consented to in writing by the Committed Purchaser, (i) extend the time for payment, or reduce the amount, of any sum payable to or for the account of the Committed Purchaser under any provision of this Supplement or extend the Series 2004-1 Termination Date, (ii) subject the Committed Purchaser to any additional obligation (including, without limitation, any change in the determination of any amount payable by any Purchaser), (iii) increase the Purchase Limit or change the amount of any interest or fees or the voting requirements required for any action under this subsection or any other provision of this Supplement,
(iv) change the tax characteristics of the VFC Certificates or of the Trust, (v) consent to or permit the assignment or transfer by the Company of any of its rights or obligations under this Supplement or the Agreement; (vi) change the definition of "Eligible Receivable," "Default Ratio," "Delinquency Ratio," or "Dilution Ratio" or "Aggregate Receivables Amount"; or (vii) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in the foregoing clauses (i) through (vi) in a manner that would circumvent the intention of the restrictions set forth in such clauses.

          (c) Any amendment hereof can be effected without the Administrator's being party thereto; PROVIDED, HOWEVER, that no such amendment, modification or waiver of this Supplement that affects rights or duties of the Administrator shall be effective unless the Administrator shall have given its prior written consent thereto.

          (d) No amendment hereof shall be effective until the Rating Agency Condition is satisfied with respect thereto.

                  SECTION 11.8 SEVERABILITY. If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

          SECTION 11.9 NOTICES. All notices, requests and demands to or upon any party hereto to be effective shall be given (i) in the case of the Company, the Servicer and the Trustee, in the manner set forth in Section 10.4 of the Agreement and (ii) in the case of the Administrator and the Committed Purchaser in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice, when received, addressed as follows in the case of the Administrator, and the Committed Purchaser; or to such other address as may be hereafter notified by the respective parties hereto:

     If to the Administrator:

                  Fifth Third Bank,
                  as Administrator
                  38 Fountain Square Plaza
                  M.D. 109047
                  Cincinnati, Ohio 45263

                  Attention:  Judy Huls
                  Telephone:  513-579-4224
                  Facsimile:  513-534-0875

     If to the Committed Purchaser:

                  Fifth Third Bank,
                  as Administrator
                  38 Fountain Square Plaza
                  M.D. 109047
                  Cincinnati, Ohio 45263
                  Attention:  Robert Finley
                  Telephone:  513-534-4870
                  Facsimile:  513-579-4270

                  (with a copy to the Administrator)

          SECTION 11.10 SUCCESSORS AND ASSIGNS. This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under this Supplement without the prior written consent of the Administrator and the Committed Purchaser may not assign or transfer any of its rights under this Supplement except as described below. The Committed Purchaser may assign its rights under this Supplement without the prior written consent of the Company to Fifth Third, any Affiliate of Fifth Third (other than a director or officer of Fifth Third), any Liquidity Purchaser or other Program Support Provider or any Person that is: (i) in the business of issuing Commercial Paper and (ii) associated with or administered by Fifth Third or any Affiliate of Fifth Third. The Administrator shall give prior written notice of any assignment of the Committed Purchaser's rights and obligations (including ownership of the VFC Certificate to any Person other than a Program Support Provider). The Committed Purchaser may at any time grant to one or more Liquidity Providers party to the Liquidity Agreement, or to any other Program Support Provider, participating interests in its Series 2004-1 Purchaser Invested Amount. In the event of any such grant by the Committed Purchaser of a participating interest to a Liquidity Purchaser or other Program Support Provider, the Committed Purchaser shall remain responsible for the performance of its obligations hereunder. The Company agrees that each Liquidity Purchaser or other Program Support Provider shall be entitled to the benefits of ARTICLE VII. Only assignments to Persons other than a Program Support Provider shall be subject to
SECTION 11.11.

          SECTION 11.11 SECURITIES LAWS; ASSIGNMENTS. (a) The Committed Purchaser represents and warrants to the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act and agrees that its that its VFC Certificate will be acquired for investment only and not with a view to any public distribution thereof, and that the Committed Purchaser will not offer to sell or otherwise dispose of its VFC

Certificate (or any interest therein) in violation of any of the registration requirements of the Securities Act or any applicable state or other securities laws. The Committed Purchaser acknowledges that it has no right to require the Company to register its VFC Certificate under the Securities Act or any other securities law. The Committed Purchaser hereby confirms and agrees that in connection with any transfer by it of an interest in the VFC Certificate, the Committed Purchaser has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (b) Any sale subject to the terms of this Section 11.11(a) shall be made only upon the satisfaction of all applicable requirements under Section 5.3 of the Agreement, in the ordinary course of its business and in accordance with applicable law, in each case pursuant to a commitment transfer supplement, substantially in the form of Exhibit E (the "COMMITMENT TRANSFER SUPPLEMENT"), executed by such purchaser, the Committed Purchaser and delivered to the Administrator for its acceptance and recording in the Register. Notwithstanding the foregoing, the Committed Purchaser shall not so sell its rights hereunder,
(x) if such sale would result in there being more than 20 beneficial owners of the VFC Certificates for the purposes of the 1940 Act or is not otherwise permitted under subsection 5.3(e) of the Agreement, (y) unless the Committed Purchaser reasonably believes that such purchaser is a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act and
(z) unless, prior to such sale, the purchaser of such rights shall have executed and delivered to the Administrator and the Transfer Agent and Registrar an Assignment/Participation Certification. Upon such execution, delivery, acceptance and recording, (A) the Company shall sign, on behalf of the Trust, and shall direct the Trustee in writing to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate, a new VFC Certificate in the name and the denomination determined pursuant to the related Commitment Transfer Supplement and set forth in such written direction and shall deliver such VFC Certificate to such purchaser (or its designated agent or nominee) in accordance with such written direction, and (B) from and after the Transfer Issuance Date determined pursuant to such Commitment Transfer Supplement, (1) the purchaser thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of the Committed Purchaser hereunder with a "Commitment" as set forth therein and (2) the Committed Purchaser shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Supplement.

          (c) The Administrator shall maintain at its address referred to in
Section 11.9 a copy of each Commitment Transfer Supplement delivered to it.

          (d) Upon its receipt of an executed Commitment Transfer Supplement, the Administrator shall (i) promptly accept such Commitment Transfer Supplement and (ii) on the Transfer Issuance Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Servicer and the Company.

          SECTION 11.12 [Reserved]

          SECTION 11.13 COUNTERPARTS. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

          SECTION 11.14 NO BANKRUPTCY PETITION. (a) The Administrator and the Committed Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 2004-1 Amortization Period and (ii) the last day of the amortization period of any other Outstanding Series, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

          (b) The Company, the Servicer, the Trustee, the Administrator and each Alternate Investor hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper, it will not institute against, or join any other Person in instituting against, the Committed Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

          SECTION 11.15 COMMITTED PURCHASER'S LIABILITIES. Notwithstanding anything to the contrary contained in this Supplement, the obligations of the Committed Purchaser under this Supplement and all other Transaction Documents are solely the corporate obligations of the Committed Purchaser. No recourse shall be had against any stockholder, employee, officer, director or incorporator of the Committed Purchaser; PROVIDED, that this Section 11.15 shall not relieve any such Person of any liability it might otherwise have for its own gross negligence or willful misconduct.

          SECTION 11.16 RECOURSE TO THE COMPANY. Notwithstanding any limitation on recourse contained in this Supplement, the Company shall immediately pay to the Administrator when due, for the account of the Committed Purchaser on a full recourse basis, (i) such fees as set forth in the Fee Letter, (ii) all amounts payable as Series 2004-1 Monthly Interest, (iii) all amounts payable as Dilution Adjustments, Transfer Deposit Amounts, or payable pursuant to Section 2.6 of the Agreement (which shall be immediately due and payable by the Company and applied to reduce outstanding Series 2004-1 Invested Amount), (iv) all amounts payable pursuant to Article VII and Section 2.10, if any, (v) all Program Costs, (vi) all Servicer costs and expenses, including the Servicing Fee, in connection with servicing, administering and collecting the Receivables, and (vii) all Default Fees (collectively, the "RECOURSE OBLIGATIONS"). If any Person fails to pay any of the Recourse Obligations when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid.

          SECTION 11.17 RATING AGENCY CONDITION. Unless and until the VFC Certificates shall be rated by an applicable rating agency, no action permitted to be taken hereunder by any party shall be subject to satisfaction of the Rating Agency Condition.

          SECTION 11.18 WAIVER OF NOTICE AND OPINIONS. The Trustee hereby waives the following requirements of Section 5.10 of the Agreement: (i) that the Trustee receive at least 30 days prior written notice from the Company of the issuance of this Supplement and the VFC Certificate, (ii) that the Company deliver to the Trustee a Tax Opinion (as defined in the Agreement) addressed to the Trustee and the Trust and (iii) that the Company deliver to the Trustee a General Opinion (as defined in the Agreement) addressed to the Trustee and the Trust.

          IN WITNESS WHEREOF, the Company, the Servicer, the Trustee, the Administrator, and the Committed Purchaser have caused this Series 2004-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        USS RECEIVABLES COMPANY, LTD.


                                        By: /s/  Brian S. Cooper
                                           -------------------------------------
                                        Name:  BRIAN S. COOPER
                                        Title: TREASURER

                                        UNITED STATIONERS FINANCIAL SERVICES
                                        LLC, as Servicer,


                                        By: /s/  Brian S. Cooper
                                           -------------------------------------
                                        Name:  BRIAN S. COOPER
                                        Title: TREASURER

                                        JPMORGAN CHASE BANK,
                                        not in its individual capacity but
                                        solely as Trustee,


                                        By: /s/ Mark J. Frye
                                           -------------------------------------
                                        Name:  Mark J. Frye
                                        Title: Attorney-In-Fact

                                        FIFTH THIRD BANK,
                                        as Committed Purchaser and as
                                        Administrator,


                                        By: /s/ Robert O. Finley
                                           -------------------------------------
                                        Name:  Robert O. Finley
                                        Title: Vice President

                                                                       EXHIBIT A
                                                                TO SERIES 2004-1
                                                                      SUPPLEMENT

                   UNITED STATIONERS RECEIVABLES MASTER TRUST

                         VFC CERTIFICATE, SERIES 2004-1

REGISTERED
NO. VFC- 1

          THIS VFC CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS VFC CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

          THIS VFC CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AGREEMENT, REFERRED TO HEREIN.

          This VFC Certificate evidences a fractional undivided interest in the assets of the

                   UNITED STATIONERS RECEIVABLES MASTER TRUST

the corpus of which consists of receivables representing amounts payable for merchandise or services, which receivables have been purchased by USS Receivables Company, Ltd., a Cayman Islands limited liability company, which in turn transferred and assigned such receivables to the United Stationers Receivables Master Trust.

                                                                 Exhibits Page 1

     This certifies that

                                FIFTH THIRD BANK

(the "VFC CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in the assets of the United Stationers Receivables Master Trust (the "TRUST"), created pursuant to the Second Amended and Restated Pooling Agreement dated as of March 28, 2003 (as may from time to time be amended, restated, supplemented or otherwise modified, the "POOLING AGREEMENT"), by and among USS Receivables Company, Ltd., a Cayman Islands limited liability company (the "COMPANY"), United Stationers Financial Services LLC, an Illinois limited liability company ("USFS"), as servicer, and JP Morgan Trust Company (as successor in interest to Bank One, NA (Main Office Chicago), not in its individual capacity but solely as trustee (in such capacity, the "TRUSTEE") for the Trust, as supplemented by the Series 2004-1 Supplement, dated as of March 25, 2004 (as amended, supplemented or otherwise modified from time to time, the "SUPPLEMENT", collectively, with the Pooling Agreement, the "AGREEMENT"), by and among the Company, USFS, as servicer (except where otherwise noted therein), Fifth Third Bank (Chicago), National Association, a national banking association, as administrator for the Fifth Third Conduit Program and as committed purchaser, and the Trustee. The corpus of the Trust consists of receivables (the "RECEIVABLES") representing amounts payable for merchandise or services and all other Trust Assets referred to in the Agreement. Although a summary of certain provisions of the Agreement is set forth below, this VFC Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested by a holder hereof by writing to the Trustee at JP Morgan Trust Company, 227 W. Monroe, 26th Floor, Chicago, Illinois 60606, Attention: Global Corporate Trust Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

          This VFC Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the VFC Certificateholder, by virtue of the acceptance hereof, assents and is bound.

          USFS, the Company, each VFC Certificateholder and the Trustee intend, for federal, state and local income and franchise tax purposes only, the VFC Certificates to be evidence of indebtedness of the Company secured by the Receivables. The VFC Certificateholder, by virtue of the acceptance hereof, assents and is bound by such intent.

          This VFC Certificate is one in a Series of Investor Certificates entitled "United Stationers Receivables Master Trust, VFC Certificates, Series 2004-1" (the "VFC CERTIFICATES") representing a fractional undivided interest in the Trust including the right to receive (i) the Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) all other funds on deposit in the Series

                                                                 Exhibits Page 2

Collection Subaccounts and any subaccounts thereof (collectively, the "VFC CERTIFICATEHOLDERS' INTEREST"). The Trust's assets are allocated in part to the VFC Certificateholders and to the Company as owner of the right to receive Collections allocated to the VFC Certificateholders' Interest and not required to be distributed to or for the benefit of the Purchasers (the "SERIES 2004-1 SUBORDINATED INTEREST") with the remainder allocated to the Certificateholders of other Series of Investor Certificates and to the Company (the "EXCHANGEABLE COMPANY INTEREST"). The Company may, in accordance with the procedures set forth in the Agreement, request an adjustment of the Exchangeable Company Interest in exchange for an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Series 2004-1 Subordinated Interest or one or more newly issued Series of Investor Certificates and the related newly created Series 2004-1 Subordinated Interest, if any.

          Interest on and principal of the Purchaser Invested Amount shall be distributed to the VFC Certificateholder at the times, and in the amounts set forth in the Agreement. Distributions with respect to this VFC Certificate shall be paid by the Trustee in immediately available funds to the VFC Certificateholder at the office of the Administrator by wire transfer provided by the Trustee. Final payment of this VFC Certificate shall be made only upon presentation and surrender of this VFC Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the VFC Certificateholders in accordance with the Agreement.

          This VFC Certificate does not represent an obligation of, or an interest in, the Company, USFS or any Affiliate of either of them.

          The transfer of this VFC Certificate shall be registered in the Certificate Register upon surrender of this VFC Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the VFC Certificateholder or the VFC Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new VFC Certificates of authorized denominations and of like aggregate Fractional Undivided Interests will be issued to the designated transferee or transferees.

          The Company, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this VFC Certificate is registered as the owner hereof for all purposes.

          It is expressly understood and agreed by the Company and the VFC Certificateholder that (a) the Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements made on the part of the Trustee in the Agreement are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to

                                                                 Exhibits Page 3
perform any covenant either expressed or implied made on the part of the Trust in the Agreement all such liability, if any, being expressly waived by the parties who are signatories to the Agreement and by any Person claiming by, through or under such parties; PROVIDED, HOWEVER, the Trustee shall be liable in its individual capacity for its own willful misconduct or negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement.

          The holder of this VFC Certificate is authorized to record the date and amount of each increase and decrease in the Series 2004-1 Invested Amount with respect to such holder on the schedules annexed hereto and made a part hereof and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded, absent manifest error, PROVIDED that the failure of the holder of this VFC Certificate to make such recordation (or any error in such recordation) shall not affect the rights of the holder of this VFC Certificate or the obligations of the Company, USFS or the Trustee under the Agreement.

          THIS VFC CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this VFC Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                                                                 Exhibits Page 4

          IN WITNESS WHEREOF, the Company has caused this VFC Certificate to be duly executed and delivered.

Dated: March 25, 2004

                                        USS  RECEIVABLES  COMPANY,  LTD., as
                                        authorized  pursuant to  Section 5.1 of
                                        the Agreement

                                        By:
                                           -------------------------------------
                                                Title

                                                                 Exhibits Page 5

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the VFC Certificates described in the within-mentioned Agreement.

JP MORGAN TRUST COMPANY,
not in its individual capacity
but solely as Trustee



By:                                     OR   By:
   -------------------------------------        --------------------------
         Authorized Signatory                Authenticating Agent


                                                    By:
                                                       -------------------------
                                                           Authorized Signatory

                                                                 Exhibits Page 6

                                                                      Schedule I
                                                                          to VFC
                                                                     Certificate

                INCREASE IN      DECREASE IN
                SERIES 2004-1    SERIES 2004-1     SERIES 2004-1
                INVESTED         INVESTED          INVESTED         NOTATION
DATE            AMOUNT           AMOUNT            AMOUNT           MADE BY



                                                                 Exhibits Page 7

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                           IDENTIFYING NUMBER OF
-------------------------------------------------          ASSIGNEE(S):
-------------------------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

------------------------------------------------------

------------------------------------------------------

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints


------------------------------------------------------


attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

Dated: _______________________________



                                        Note: The signature(s) to this
                                        Assignment must correspond with the
                                        name(s) as written on the face of the
                                        within certificate in every particular,
                                        without alteration or enlargement or any change whatever.

     (1) A Non-U.S. Person as defined in the Internal Revenue Code of 1986, as amended the "CODE") must certify to the Trustee in writing as to its Non-U.S. Person status and such further information as may be required under the Code or reasonably requested by the Trustee.

                                                                 Exhibits Page 8

                                                                       EXHIBIT B
                                                                TO SERIES 2004-1
                                                                      SUPPLEMENT

               FORM OF [ASSIGNMENT] [PARTICIPATION] CERTIFICATION

JP Morgan Trust Company
227 W. Monroe, 26th Floor
Chicago, Illinois  60606
ATTENTION: ASSET BACKED FINANCE

Ladies and Gentlemen:

          In connection with our proposed entrance into a[n] [assignment] [participation] (the "Participation") in respect of the VFC Certificate held by [Name of Purchaser] (the ["Participation"] ["Assignment"]), and pursuant to the provisions of the Second Amended and Restated Pooling Agreement, dated as of March 28, 2003, by and among JP Morgan Trust Company (as successor in interest to Bank One, NA (Main Office Chicago)), as Trustee (in such capacity, the "Trustee"), and USS Receivables Company, Ltd. (the "Company") and United Stationers Financial Services LLC ("USFS"), as servicer, and the Certificateholders thereto (the "Pooling Agreement"; capitalized terms used herein and not otherwise defined are used as defined in the Pooling Agreement), and the Series 2004-1 Supplement, dated as of March 25, 2004 among the Company, USFS, as servicer (except where otherwise noted therein), the Trustee and the Committed Purchasers from time to time parties thereto (the "Supplement"), we confirm that:

          1.   Certain terms of the [Assignment] [Participation] are as follows:

               (1) The effective date of the [Assignment] [Participation] is ___________, _______.

               (2) The expected maturity date of the [Assignment]
          [Participation] is _____________.

               (3) The portion of the VFC Certificate and commitment under the Supplement being [assigned] [participated] is _____%.

          2. We have acquired the [Assignment] [Participation] described herein for our own account and we are and will remain the sole beneficial owner of such [Assignment] [Participation], and any interest therein, at all times.

          3.   We understand that we may not at any time grant any assignment]

                                                                 Exhibits Page 9

[participation] or other interest in the [Assignment] [Participation] or otherwise subdivide our interest therein, and we further understand that we may not sell, assign, trade, pledge or otherwise transfer the [Assignment] [Participation] except in accordance with and to the extent permitted under
Section 11.10 or 11.11 of the Supplement or 2.6 of the Pooling Agreement.

          4. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the VFC Certificate and are able to bear the economic risk of such investment. We have, independently and without reliance upon the Administrator or any other Committed Purchaser, and based on such documents and information as we have deemed appropriate, made our own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Trust, the Company and USFS and made our own decision to purchase our interest in the VFC Certificate, and will, independently and without reliance upon the Administrator or any other Committed Purchaser, and based on such documents and information as we shall deem appropriate at the time, continue to make our own analysis, appraisals and decisions in taking or not taking action under the Supplement and the Pooling Agreement, and to make such investigation as we deem necessary to inform our self as to the business, operations, property, financial and other condition and creditworthiness of the Trust, the Company and USFS. We are an "accredited investor", as defined in Rule 501, promulgated by the SEC under the Securities Act and a "qualified institutional investor," as defined in Rule 144A, promulgated by the SEC under the Securities Act. We understand that the offering and sale of the VFC Certificate has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "blue sky" law, and that the offering and sale of the VFC Certificate has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body. We are acquiring an interest in the VFC Certificate without a view to any distribution, resale or other transfer thereof except as contemplated in the following sentence. In addition to the foregoing, we will not resell or otherwise transfer any interest or participation in the VFC Certificate, except in accordance with Section 11.11 of the Supplement. In connection therewith, we hereby agree that we will not resell or otherwise transfer the VFC Certificate or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

          [7. [The VFC Certificate to be held by us will be deemed to be held beneficially by a single person for purposes of the 1940 Act.] [The VFC Certificate to be held by us will be deemed to be held beneficially by a total of ____________ persons for purposes of the 1940 Act.]](1)

----------
(1) To be included in assignments only.

                                                                Exhibits Page 10

          You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,
                                        [ASSIGNEE] [PARTICIPANT]

                                        By:
                                           -------------------------------------
                                               Name:
                                               Title:

                                                                Exhibits Page 11

                                                                       EXHIBIT C
                                                                TO SERIES 2004-1
                                                                      SUPPLEMENT

                           FORM OF NOTICE OF INCREASE

------------, -----------

[Name and Address of
the Administrator]

Telecopier:
Attention:

Ladies and Gentlemen:

          Reference is hereby made to the Series 2004-1 Supplement, dated as of March 25, 2004, (as may from time to time be amended, modified or supplemented, the "SUPPLEMENT"), among USS Receivables Company, Ltd. (the "COMPANY"), United Stationers Financial Services, LLC ("USFS"), as servicer (except where otherwise noted therein), Fifth Third Bank, as committed purchaser ("COMMITTED PURCHASER"), and JP Morgan Trust Company, as Trustee (in such capacity, the "TRUSTEE"), and to the Second Amended and Restated Pooling Agreement, dated as of March 28, 2003 (as may from time to time be amended, modified or supplemented, the "POOLING AGREEMENT") among the Company, USFS, and the Trustee. Capitalized terms used in this Notice of Increase and not otherwise defined herein shall have the meanings assigned thereto in the Supplement.

          This letter constitutes the notice required in connection with any Increase pursuant to subsection 2.5(a) of the Supplement.

          USFS, on behalf of the Company, and the Company hereby request that an Increase be made by the Committed Purchaser on _____________, _____ in the aggregate amount of $_____________.

          The Servicer hereby represents and warrants as of the date of such Increase after giving effect thereto, the conditions set forth in subsections 2.5(a) and (c) of the Supplement with respect to such Increase have been satisfied.

                                                                Exhibits Page 12

          IN WITNESS WHEREOF, the undersigned has caused this notice to be executed by its duly authorized officers as of the date first above written on behalf of the Company or USFS, as applicable, and not individually.


                                        UNITED STATIONERS FINANCIAL SERVICES,
                                        LLC, as Servicer


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                        USS RECEIVABLES COMPANY, LTD.


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                                                Exhibits Page 13

                                                                     EXHIBIT C-1
                                                                TO SERIES 2004-1
                                                                      SUPPLEMENT

                           FORM OF NOTICE OF DECREASE

------------, -----------

[Name and Address of
the Administrator]

Telecopier:
Attention:

Ladies and Gentlemen:

          Reference is hereby made to the Series 2004-1 Supplement, dated as of March 25, 2004, (as may from time to time be amended, modified or supplemented, the "SUPPLEMENT"), among USS Receivables Company, Ltd. (the "COMPANY"), United Stationers Financial Services, LLC ("USFS"), as servicer (except where otherwise noted therein), Fifth Third Bank, as committed purchaser ("COMMITTED PURCHASER"), and JP Morgan Trust Company, as Trustee (in such capacity, the "TRUSTEE"), and to the Second Amended and Restated Pooling Agreement, dated as of March 28, 2003 (as may from time to time be amended, modified or supplemented, the "POOLING AGREEMENT") among the Company, USFS, and the Trustee. Capitalized terms used in this Notice of Decrease and not otherwise defined herein shall have the meanings assigned thereto in the Supplement.

          This letter constitutes the notice required in connection with any Decrease pursuant to subsection 2.7(a) of the Supplement.

          USFS, on behalf of the Company, and the Company hereby request that a Decrease in the Series 2004-1 Invested Amount be made on ____________, ______ in the aggregate amount of $_____________ by the distribution of such amount by the Servicer to the Committed Purchaser, in accordance with its Series 2004-1 Purchaser Invested Amount from funds on deposit in the Series 2004-1 Collection Subaccount. The Decrease will be made in available funds (by 12:00 noon Chicago time) to [specify account number]. After giving effect to the Decrease requested hereby, the aggregate Series 2004-1 Invested Amount is $_______________.

                                                                Exhibits Page 14

          IN WITNESS WHEREOF, the undersigned has caused this notice to be executed by its duly authorized officers as of the date first above written on behalf of the Company or USFS, as applicable, and not individually.


                                        UNITED STATIONERS FINANCIAL SERVICES,
                                        LLC, as Servicer


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                        USS RECEIVABLES COMPANY, LTD.


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                                                Exhibits Page 15

                                                                       EXHIBIT D
                                                                TO SERIES 2004-1
                                                                      SUPPLEMENT

                        FORM OF MONTHLY SETTLEMENT REPORT

                [As agreed between Fifth Third and the Servicer]

                                                                Exhibits Page 16

                                                                       EXHIBIT E
                                                                TO SERIES 2004-1
                                                                      SUPPLEMENT

                     FORM OF COMMITMENT TRANSFER SUPPLEMENT

          COMMITMENT TRANSFER SUPPLEMENT, dated as of ________ ___, 200_ among [COMMITTED PURCHASER] (the "TRANSFEROR"), each purchaser listed as an Acquiring Purchaser on the signature pages hereof (each, an "ACQUIRING PURCHASER"), [IF ANY ACQUIRING PURCHASER IS NOT AN EXISTING PURCHASER OR AN AFFILIATE: USS RECEIVABLES COMPANY, LTD., a Cayman Islands limited liability company (the "COMPANY"), UNITED STATIONERS FINANCIAL SERVICES, LLC, an Illinois limited liability company on ("USFS")] and FIFTH THIRD BANK, as Administrator (in such capacity, the "ADMINISTRATOR"), for the Committed Purchasers under the Supplement described below.

                              W I T N E S S E T H:
                               - - - - - - - - - -

          WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with subsection 11.11(b) of the Series 2004-1 Supplement, dated as of March 25, 2004 (as may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof, the "SUPPLEMENT"; terms defined therein being used herein as therein defined), among the Company, USFS, Fifth Third Bank, as the Initial Purchaser, the Transferor, the other Committed Purchasers from time to time parties thereto, and JP Morgan Trust Company, as the Trustee (in such capacity, the "TRUSTEE"), and the Second Amended and Restated Pooling Agreement, dated as of March 28, 2003 (as may from time to time be amended, supplemented or otherwise modified, the "POOLING AGREEMENT"), among the Company, USFS and the Trustee;

          WHEREAS, each Acquiring Purchaser (if it is not already an existing Committed Purchaser) wishes to become Committed Purchaser party to the Supplement; and

          WHEREAS, the Transferor is selling and assigning to each Acquiring Purchaser, rights, obligations and commitments under the Supplement;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          5. Upon the execution and delivery of this Commitment Transfer Supplement by each Acquiring Purchaser, [IF ANY ACQUIRING PURCHASER IS NOT THEN AN EXISTING PURCHASER OR AN AFFILIATE: the Company, USFS,] and the Transferor (the date of such execution and delivery, the "TRANSFER ISSUANCE DATE"), each Acquiring Purchaser

                                                                Exhibits Page 17
shall be an Committed Purchaser party to the Supplement for all purposes thereof.

          6. The Transferor acknowledges receipt from each Acquiring Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Purchaser (the "PURCHASE PRICE"), of the portion being purchased by such Acquiring Purchaser (such Acquiring Purchaser's "PRO RATA SHARE") of the Transferor's Series 2004-1 Purchaser Invested Amount. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Purchaser, without recourse, representation or warranty, and each Acquiring Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Purchaser's Pro Rata Share of the Transferor's Series 2004-1 Purchaser Invested Amount.

          7. The Transferor has made arrangements with each Acquiring Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Purchaser of any Commitment Fees heretofore received by the Transferor pursuant to the Supplement prior to the Transfer Issuance Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Purchaser to the Transferor of Commitment Fees or Series 2004-1 Monthly Interest received by such Acquiring Purchaser pursuant to the Supplement from and after the Transfer Issuance Date.

          8. From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Supplement shall, instead, be payable to or for the account of the Transferor and the Acquiring Purchasers, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

          9. Prior to or concurrently with the execution and delivery hereof, the Administrator will, at the expense of the Transferor, provide to each Acquiring Purchaser (if it is not already an existing Committed Purchaser party to the Supplement) photocopies of all documents delivered to the Administrator on the Issuance Date in satisfaction of the conditions precedent set forth in the Supplement.

          10. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

          11. By executing and delivering this Commitment Transfer Supplement, the Transferor and each Acquiring Purchaser confirm to and agree with each other as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Supplement or the execution,

                                                                Exhibits Page 18
legality, validity, enforceability, genuineness, sufficiency or value of the Supplement, the Pooling Agreement, the VFC Certificate, Series 2004-1 or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Trust, the Company or USFS or the performance or observance by the Trust, the Company or USFS of any of their obligations under the Supplement, the Pooling Agreement or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Purchaser confirms that it has received a copy of the Supplement, the Pooling Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (iv) each Acquiring Purchaser will, independently and without reliance upon the Administrator, the Transferor or any other Committed Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Supplement and the Pooling Agreement; and (v) each Acquiring Purchaser agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Supplement are required to be performed by it as an Committed Purchaser. Schedule I hereto sets forth the revised Pro Rata Shares of the Transferor and each Acquiring Purchaser as well as administrative information with respect to each Acquiring Purchaser.

          12. This Commitment Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                                Exhibits Page 19

          IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

                                        [NAME OF SELLING COMMITTED
                                        PURCHASER], as
                                          Transferor

                                        By:
                                           ------------------------------
                                           Title:


                                        [NAME OF ACQUIRING PURCHASER], as
                                          Acquiring Purchaser

                                        By:
                                           ------------------------------
                                           Title:


                                        FIFTH THIRD BANK, as
                                          Administrator

                                        By:
                                           ------------------------------
                                           Title:

[IF NECESSARY:

CONSENTED AND ACKNOWLEDGED:

USS RECEIVABLES COMPANY, LTD.


By:
   ------------------------------
   Title:

                                                                Exhibits Page 20

                                   SCHEDULE I

LIST OF ADDRESSES FOR NOTICES
AND OF COMMITMENT PERCENTAGES


FIFTH THIRD BANK, as
  Administrator

Fifth Third Bank
38 Fountain Square Plaza
M.D. 109047
Cincinnati, Ohio 45263

                     Attention:  Judy Huls
                     Telecopier: 513-534-0875

[TRANSFEROR]

     Address:


           Prior Pro Rata Share:

           Revised Pro Rata Share:

[ACQUIRING PURCHASER]

     Address:


           [Prior] Pro Rata Share:

           [Revised Pro Rata Share:]

                                                                Exhibits Page 21

                                   Schedule 1
                               LIST OF COMMITMENTS

Name of Committer Purchaser              Commitment
---------------------------              ----------
Fifth Third Bank                        $ 25,000,000

                                    Sch. 1-1

                                   Schedule 2

                               Lockbox Agreements

                                    PNC Bank
                                    --------

Lockbox Number 821724               Philadelphia, Pennsylvania

Lockbox Number 910284               Pasadena, California

Lockbox Number 771708               Chicago, Illinois

Lockbox Number 676502               Dallas, Texas

Lockbox Account Number 2149466

                                    US Bank
                                    -------

Lockbox Number 952418               St. Louis, Missouri

Lockbox Account Number              152302004717


                                    Sch. 2-1